UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM N-CSR/A

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-4054
                                                      --------

                    OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                       Date of fiscal year end: SEPTEMBER
                                                ---------

                      Date of reporting period: 09/30/2006
                                                ----------

This Form N-CSR/A amends the Form N-CSR of the registrant for the fiscal year and reporting period ended September 30, 2006 filed with the Securities and Exchange Commission on November 28, 2006. The Report to Shareholders for the fiscal year ended September 30, 2006, contained within this Form N-CSR/A as Item 1, has been restated with respect to the accounting treatment of the registrant's portfolio holdings of certain municipal bond derivative securities referred to as "inverse floaters". Additionally, certain other data in the Report to Shareholders, derived from the information in the registrant's financial statements or using the same methodology on which the presentation of the information in the financial statements was based, has been restated accordingly. Principally, the financial statements, including expenses and income, for each class of shares were restated as a result of the registrant treating municipal bonds underlying certain inverse floaters as being owned by the registrant. However, these changes in accounting treatment have not affected the registrant's net asset values per share or the investment performance of each class of shares.

ITEM 1.  REPORTS TO STOCKHOLDERS.

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN CATEGORIES 1
--------------------------------------------------------------------------------
Tobacco Settlement Payments                                               24.1%
--------------------------------------------------------------------------------
Highways/Railways                                                         19.3
--------------------------------------------------------------------------------
Higher Education                                                           8.9
--------------------------------------------------------------------------------
General Obligation                                                         7.4
--------------------------------------------------------------------------------
Not-for-Profit Organization                                                6.3
--------------------------------------------------------------------------------
Marine/Aviation Facilities                                                 5.1
--------------------------------------------------------------------------------
Hospital/Health Care                                                       4.9
--------------------------------------------------------------------------------
Municipal Leases                                                           4.2
--------------------------------------------------------------------------------
Electric Utilities                                                         4.0
--------------------------------------------------------------------------------
Water Utilities                                                            2.9

Portfolio holdings and allocations are subject to change. Restated percentages are as of September 30, 2006, and are based on the total market value of investments.

CREDIT ALLOCATION 1
--------------------------------------------------------------------------------
AAA                                                                       16.3%
--------------------------------------------------------------------------------
AA                                                                        24.6
--------------------------------------------------------------------------------
A                                                                         10.4
--------------------------------------------------------------------------------
BBB                                                                       36.2
--------------------------------------------------------------------------------
BB                                                                         2.6
--------------------------------------------------------------------------------
B                                                                          0.9
--------------------------------------------------------------------------------
Not Rated                                                                  9.0

Portfolio holdings and allocations are subject to change. Restated percentages are as of September 30, 2006, and are dollar-weighted based on the total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

1. Restated. For Information, please refer to Note 9 to the Fund's Financial Statements included within.
--------------------------------------------------------------------------------


                  12 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED SEPTEMBER 30, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. 2 Across the past 12 months, the Fund performed very well for shareholders seeking tax-free income as its yield compared favorably to those earned by its competitors and by other fixed income investments. As of September 30, 2006, the Fund's Class A shares produced a distribution yield of 4.44% without sales charges. Lipper Analytical Services, Inc.--an independent mutual fund rating service--reported an average distribution yield of 3.66% among the 104 funds in its New York Municipal Debt Funds category as of the same date. 1

      The Fund's holdings represent a wide variety of industry sectors and credit qualities, and tax-free, AMT-free income made up 68.5% of the Fund's total return for the period; price appreciation generated the balance. Strong asset growth fueled the Fund's strategy of building diversification, and by the end of the report period the number of holdings in the Fund rose more than 50% from a year earlier.

      The Fund's income-oriented approach continued to provide significant benefit to our investors in this report period. In the year ended September 30, 2006, the Fund's Class A shares generated a total return of 7.61% without sales charge. By comparison, its primary benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 4.45% for the period. 3 In the 12 months ended September 30, 2006, distributions totaled 64.3 cents per Class A share. With credit spreads remaining stubbornly tight across the period, fewer lower-rated new issues offered yields that were high enough--in our opinion--to offset the associated risks and create a favorable balance of risk and reward. This situation produced significant dividend pressure during the 12 months ended September 30, 2006, and the monthly distribution, which had held steady at $0.056 per Class A share through April's distribution, was reduced by $0.004 beginning with the May distribution and by an additional $0.003 as of the July distribution. Distributions for other share classes were

1. Lipper, Inc. Lipper calculations do not include sales charges which, if included, would reduce results.

2. Percentages of the Fund's portfolio referred to in this discussion have been restated for the reasons discussed in Note 9 to the Fund's Financial Statements included within.

3. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment-grade municipal bonds. The index cannot be purchased directly by investors. Index performance is for illustrative purposes only and does not predict or depict the performance of a fund.


                  13 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

adjusted accordingly. A dividend reduction does not change the Fund's net asset value per share and, importantly, this dividend reduction was not the result from any defaults of bonds in the Fund's portfolio.

      In this period, the prices of lower-rated municipal bonds have increased relative to prices of higher-grade bonds, a condition sometimes known as "credit spread tightening." With generally higher prices of lower-rated and non-rated municipal securities, the Fund began adopting a general strategy of investing a larger percentage of assets in higher-quality bonds during this period. For example, AAA- and AA-rated paper represented a growing portion of the portfolio; their combined share of the portfolio rose significantly during this report period and, as of September 30, 2006, nearly 41% of the portfolio's investments were rated AAA or AA.

      The Fund's holdings in Master Settlement Agreement ("MSA") tobacco-backed bonds, which accounted for 24% of Fund investments as of September 30, 2006, have contributed strongly to the Fund's yield and total return performance during this period. MSA bonds are backed by the issuing State's (or U.S. territory's) share of proceeds from a national litigation settlement with tobacco manufacturers.

      During this reporting period, the litigation environment has continued to improve for the tobacco industry and, by extension, for MSA bonds. On December 15, 2005, the Illinois Supreme Court reversed a $10.1 billion judgment against Philip Morris USA that had been awarded by a lower court in 2003. In July 2006, the Florida Supreme Court upheld an appellate court's reversal of a $145 billion judgment against cigarette manufacturers in the long-running Engle case. One month later, tobacco manufacturers received another reprieve, when a U.S. judge determined that she could not authorize financial remedies despite her finding that tobacco manufacturers had violated federal racketeering laws. As of September 30, 2006, both the Department of Justice, which brought this case in 1999, and manufacturers were reportedly considering appeals. We remain confident that the resolution of this case will not harm the Fund's position in MSA bonds.

      MSA bond prices rose in the first half of the reporting period amid widespread market speculation that tobacco-backed bonds might be "pre-refunded" by their issuers. In a pre-refunding, a municipality issues a new bond whose proceeds are escrowed in U.S. Government bonds and earmarked to pay off another previously issued--but not yet callable--municipal bond. When an outstanding bond is pre-refunded, its price generally rises significantly. MSA-backed bonds that had been issued by TSASC (New York City) and Nassau County, New York, were pre-refunded in February and April respectively, driving up their prices. The Fund realized gains on the holdings it sold and, as a result, MSA-backed holdings contributed positively to the Fund's total return for the period.


                  14 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

Pre-refunding of MSA-backed tobacco bonds provides a particularly good example of how our yield-oriented investment strategy can result in both yield and price appreciation for individual bonds, generating an attractive total return. In light of these and other transactions, the December 2006 distribution to shareholders will include a small capital gain and a small amount of taxable income.

      Upgrades from credit rating agencies have contributed to favorable performance this reporting period. Standard & Poor's ("S&P") raised New York City's general obligation bond rating in May, contributing to higher prices for the City's bonds. In anticipation of the de-coupling of Mount Sinai Hospital and New York University Hospitals Center, which had merged in 1998, Moody's Investors Services upgraded Mount Sinai to Baa2 with a stable outlook, from Ba1, and Fitch's Ratings upgraded the hospital to BBB- from BB+, also with a stable outlook. Mount Sinai earned its above-investment-grade status, according to Moody's, because volume growth and an improved financial profile helped drive top-line revenue growth and profitability in the City's competitive healthcare market. At the time of the upgrade, the agency also cited Mount Sinai's clinical reputation and affiliation with the Mount Sinai School of Medicine. Shortly after this report period ended, S&P upgraded the bonds that remain an obligation of Mount Sinai to BBB, from BB, with a positive outlook; unlike the other ratings agencies, S&P waited to announce its rating change until the two hospitals had completed their separation.

      Investors have also benefited from the Fund's holdings in bonds issued by the Commonwealth of Puerto Rico. While prices on bonds issued by Puerto Rico exhibited slightly more volatility than the general market during this reporting period, we believe that the government's decision to raise taxes to balance the budget as well its efforts to reinforce its financial structure will ultimately strengthen the municipal bonds that the Fund continues to own. As we have continued to monitor developments in Puerto Rico, we have taken advantage of market weakness to add to positions in these bonds at favorable prices. Thus, despite the financial difficulties that led Moody's and S&P to issue downgrades, these bonds contributed to the Fund's positive total return in this report period.

      The Fund's diversified portfolio includes a variety of bond types, structures and maturities, in an effort to mute the effects of any one variety. For example, during this report period, we continued to invest in select premium-coupon callable bonds that may remain outstanding through periods of rising short-term interest rates. This investing strategy is designed to minimize overall income volatility in the Fund. Additionally, the Fund's investment in municipal inverse-floating rate securities in the portfolio (including the effect of leverage) increased slightly in this reporting period. Although interest payments on these tax-exempt securities move inversely to short-term interest rates, these securities continued


                  15 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

to provide above-market yields in this reporting period, which was characterized by a flattening yield curve and rising short-term rates. Importantly, even though these holdings generated less income than in previous periods, they contributed positively to total return in the past 12 months.

      As of September 30, 2006, the Fund's portfolio included a municipal bond that had been issued by the Port Authority of New York and New Jersey to finance work on a passenger terminal at LaGuardia Airport. The bond is backed by payments from Delta Air Lines, which entered bankruptcy protection on September 14, 2005. The carrier has made all required interest payments, demonstrating to bondholders how valuable this facility is to the ongoing operations of the company. This investment produced a healthy total return across the year, contributing handsomely to the Fund's overall performance.

      The "Rochester style" of municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce exposure to any individual risk. We continue to comb the market for bonds that offer attractive yields, and to monitor developing market conditions. Notwithstanding the changes in the Fund's dividend distribution, we believe that shareholders will continue to benefit from highly competitive yields as market conditions continue to develop. Shareholders should note that market conditions during this report period did not affect the Fund's overall investment strategies.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2006. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

      The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


                  16 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer AMT-Free New York Municipals (Class A)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Oppenheimer AMT-Free
                          New York Municipals            Lehman Brothers
                               (Class A)              Municipal Bond Index
                         --------------------         --------------------
      09/30/1996                $  9,525                    $ 10,000
      12/31/1996                $  9,755                    $ 10,255
      03/31/1997                $  9,734                    $ 10,230
      06/30/1997                $ 10,098                    $ 10,583
      09/30/1997                $ 10,362                    $ 10,902
      12/31/1997                $ 10,649                    $ 11,197
      03/31/1998                $ 10,768                    $ 11,326
      06/30/1998                $ 10,914                    $ 11,499
      09/30/1998                $ 11,228                    $ 11,852
      12/31/1998                $ 11,270                    $ 11,923
      03/31/1999                $ 11,378                    $ 12,029
      06/30/1999                $ 11,166                    $ 11,816
      09/30/1999                $ 10,963                    $ 11,769
      12/31/1999                $ 10,767                    $ 11,678
      03/31/2000                $ 11,083                    $ 12,019
      06/30/2000                $ 11,178                    $ 12,201
      09/30/2000                $ 11,487                    $ 12,496
      12/31/2000                $ 11,990                    $ 13,042
      03/31/2001                $ 12,270                    $ 13,332
      06/30/2001                $ 12,381                    $ 13,418
      09/30/2001                $ 12,609                    $ 13,795
      12/31/2001                $ 12,524                    $ 13,711
      03/31/2002                $ 12,568                    $ 13,840
      06/30/2002                $ 12,890                    $ 14,346
      09/30/2002                $ 13,379                    $ 15,028
      12/31/2002                $ 13,330                    $ 15,028
      03/31/2003                $ 13,250                    $ 15,208
      06/30/2003                $ 13,608                    $ 15,601
      09/30/2003                $ 13,657                    $ 15,613
      12/31/2003                $ 14,257                    $ 15,826
      03/31/2004                $ 14,566                    $ 16,100
      06/30/2004                $ 13,956                    $ 15,719
      09/30/2004                $ 14,600                    $ 16,331
      12/31/2004                $ 14,882                    $ 16,535
      03/31/2005                $ 15,249                    $ 16,529
      06/30/2005                $ 15,895                    $ 17,013
      09/30/2005                $ 15,973                    $ 16,992
      12/31/2005                $ 16,084                    $ 17,116
      03/31/2006                $ 16,432                    $ 17,158
      06/30/2006                $ 16,405                    $ 17,164
      09/30/2006                $ 17,189                    $ 17,749

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 9/30/06

1-Year  2.50%   5-Year  5.36%   10-Year  5.57%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE APPLICABLE SALES CHARGE:
FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 20 FOR FURTHER INFORMATION.


                  17 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer AMT-Free New York Municipals (Class B)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Oppenheimer AMT-Free
                          New York Municipals           Lehman Brothers
                               (Class B)              Municipal Bond Index
                         --------------------         --------------------
      09/30/1996                $ 10,000                    $ 10,000
      12/31/1996                $ 10,223                    $ 10,255
      03/31/1997                $ 10,181                    $ 10,230
      06/30/1997                $ 10,543                    $ 10,583
      09/30/1997                $ 10,797                    $ 10,902
      12/31/1997                $ 11,076                    $ 11,197
      03/31/1998                $ 11,187                    $ 11,326
      06/30/1998                $ 11,317                    $ 11,499
      09/30/1998                $ 11,620                    $ 11,852
      12/31/1998                $ 11,641                    $ 11,923
      03/31/1999                $ 11,721                    $ 12,029
      06/30/1999                $ 11,481                    $ 11,816
      09/30/1999                $ 11,259                    $ 11,769
      12/31/1999                $ 11,027                    $ 11,678
      03/31/2000                $ 11,329                    $ 12,019
      06/30/2000                $ 11,404                    $ 12,201
      09/30/2000                $ 11,707                    $ 12,496
      12/31/2000                $ 12,186                    $ 13,042
      03/31/2001                $ 12,447                    $ 13,332
      06/30/2001                $ 12,546                    $ 13,418
      09/30/2001                $ 12,753                    $ 13,795
      12/31/2001                $ 12,632                    $ 13,711
      03/31/2002                $ 12,652                    $ 13,840
      06/30/2002                $ 12,952                    $ 14,346
      09/30/2002                $ 13,426                    $ 15,028
      12/31/2002                $ 13,376                    $ 15,028
      03/31/2003                $ 13,296                    $ 15,208
      06/30/2003                $ 13,655                    $ 15,601
      09/30/2003                $ 13,704                    $ 15,613
      12/31/2003                $ 14,307                    $ 15,826
      03/31/2004                $ 14,617                    $ 16,100
      06/30/2004                $ 14,004                    $ 15,719
      09/30/2004                $ 14,651                    $ 16,331
      12/31/2004                $ 14,933                    $ 16,535
      03/31/2005                $ 15,302                    $ 16,529
      06/30/2005                $ 15,950                    $ 17,013
      09/30/2005                $ 16,029                    $ 16,992
      12/31/2005                $ 16,140                    $ 17,116
      03/31/2006                $ 16,489                    $ 17,158
      06/30/2006                $ 16,462                    $ 17,164
      09/30/2006                $ 17,248                    $ 17,749

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 9/30/06

1-Year  1.76%   5-Year  5.23%   10-Year  5.60%


                  18 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer AMT-Free New York Municipals (Class C)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Oppenheimer AMT-Free
                          New York Municipals           Lehman Brothers
                               (Class C)              Municipal Bond Index
                         --------------------         --------------------
     09/30/1996                 $ 10,000                    $ 10,000
     12/31/1996                 $ 10,221                    $ 10,255
     03/31/1997                 $ 10,179                    $ 10,230
     06/30/1997                 $ 10,540                    $ 10,583
     09/30/1997                 $ 10,795                    $ 10,902
     12/31/1997                 $ 11,073                    $ 11,197
     03/31/1998                 $ 11,176                    $ 11,326
     06/30/1998                 $ 11,314                    $ 11,499
     09/30/1998                 $ 11,609                    $ 11,852
     12/31/1998                 $ 11,629                    $ 11,923
     03/31/1999                 $ 11,709                    $ 12,029
     06/30/1999                 $ 11,478                    $ 11,816
     09/30/1999                 $ 11,248                    $ 11,769
     12/31/1999                 $ 11,025                    $ 11,678
     03/31/2000                 $ 11,327                    $ 12,019
     06/30/2000                 $ 11,402                    $ 12,201
     09/30/2000                 $ 11,695                    $ 12,496
     12/31/2000                 $ 12,184                    $ 13,042
     03/31/2001                 $ 12,445                    $ 13,332
     06/30/2001                 $ 12,543                    $ 13,418
     09/30/2001                 $ 12,750                    $ 13,795
     12/31/2001                 $ 12,629                    $ 13,711
     03/31/2002                 $ 12,650                    $ 13,840
     06/30/2002                 $ 12,949                    $ 14,346
     09/30/2002                 $ 13,415                    $ 15,028
     12/31/2002                 $ 13,339                    $ 15,028
     03/31/2003                 $ 13,233                    $ 15,208
     06/30/2003                 $ 13,575                    $ 15,601
     09/30/2003                 $ 13,596                    $ 15,613
     12/31/2003                 $ 14,155                    $ 15,826
     03/31/2004                 $ 14,434                    $ 16,100
     06/30/2004                 $ 13,802                    $ 15,719
     09/30/2004                 $ 14,411                    $ 16,331
     12/31/2004                 $ 14,660                    $ 16,535
     03/31/2005                 $ 14,993                    $ 16,529
     06/30/2005                 $ 15,610                    $ 17,013
     09/30/2005                 $ 15,643                    $ 16,992
     12/31/2005                 $ 15,733                    $ 17,116
     03/31/2006                 $ 16,043                    $ 17,158
     06/30/2006                 $ 15,973                    $ 17,164
     09/30/2006                 $ 16,704                    $ 17,749

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 9/30/06

1-Year  5.78%   5-Year  5.55%   10-Year  5.26%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE APPLICABLE SALES CHARGE:
FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 20 FOR FURTHER INFORMATION.


                  19 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares were first publicly offered on 8/16/84. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%, except where noted.

CLASS B shares of the Fund were first publicly offered on 3/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                  20 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. 1 You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio 1 for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1. Restated to include financing expenses related to the Fund's investments in certain inverse floaters. Please refer to Note 9 to the Fund's financial Statements included within.


                  21 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FUND EXPENSES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                               RESTATED

                         BEGINNING        ENDING          EXPENSES
                         ACCOUNT          ACCOUNT         PAID DURING
                         VALUE            VALUE           6 MONTHS ENDED
                         (4/1/06)         (9/30/06) 1     SEPTEMBER 30, 2006 1
--------------------------------------------------------------------------------
Class A Actual           $ 1,000.00       $ 1,046.00      $  7.57
--------------------------------------------------------------------------------
Class A Hypothetical       1,000.00         1,017.70         7.46
--------------------------------------------------------------------------------
Class B Actual             1,000.00         1,041.10        11.68
--------------------------------------------------------------------------------
Class B Hypothetical       1,000.00         1,013.69        11.52
--------------------------------------------------------------------------------
Class C Actual             1,000.00         1,041.20        11.47
--------------------------------------------------------------------------------
Class C Hypothetical       1,000.00         1,013.89        11.32

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended September 30, 2006 are as follows:

           RESTATED
CLASS      EXPENSE RATIOS 1
---------------------------
Class A         1.47%
---------------------------
Class B         2.27
---------------------------
Class C         2.23

1. Expense Ratios and Expenses Paid have been restated to reflect the additional expenses described in Note 9 to the Fund's Financial Statements included within. The Hypothetical Ending Account Values have likewise been restated to reflect the restated expense ratios because their calculation assumes a 5% return before expenses and does not include the additional income attributable to the inverse floater structures in which the Fund invests. The Actual Ending Account Values have not changed because their calculation includes both the additional expenses and additional income attributable to these inverse floater structures. Those two amounts offset each other. The previously reported Fund Expense information is as follows:

                                          PREVIOUSLY REPORTED

                         BEGINNING        ENDING          EXPENSES
                         ACCOUNT          ACCOUNT         PAID DURING
                         VALUE            VALUE           6 MONTHS ENDED
                         (4/1/06)         (9/30/06)       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
Class A Actual           $ 1,000.00       $ 1,046.00      $  4.42
--------------------------------------------------------------------------------
Class A Hypothetical       1,000.00         1,020.76         4.37
--------------------------------------------------------------------------------
Class B Actual             1,000.00         1,041.10         8.53
--------------------------------------------------------------------------------
Class B Hypothetical       1,000.00         1,016.75         8.43
--------------------------------------------------------------------------------
Class C Actual             1,000.00         1,041.20         8.32
--------------------------------------------------------------------------------
Class C Hypothetical       1,000.00         1,016.95         8.22

CLASS      EXPENSE RATIOS
-------------------------
Class A         0.86%
-------------------------
Class B         1.66
-------------------------
Class C         1.62

--------------------------------------------------------------------------------


                  22 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS  September 30, 2006
(As restated, see Note 9)
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                         VALUE
      AMOUNT                                                                 COUPON          MATURITY           SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--116.2%
--------------------------------------------------------------------------------------------------------------------------
NEW YORK--101.4%
$    200,000  Albany County IDA (Wildwood Programs)                           4.900%       07/01/2021       $      207,380
--------------------------------------------------------------------------------------------------------------------------
     125,000  Albany County IDA (Wildwood Programs)                           5.000        07/01/2026              129,886
--------------------------------------------------------------------------------------------------------------------------
  14,500,000  Albany IDA (Charitable Leadership)                              5.750        07/01/2026           15,366,085
--------------------------------------------------------------------------------------------------------------------------
   1,000,000  Albany IDA (Charitable Leadership)                              6.000        07/01/2019            1,082,710
--------------------------------------------------------------------------------------------------------------------------
     100,000  Albany IDA (New Covenant Charter School)                        7.000        05/01/2025               99,018
--------------------------------------------------------------------------------------------------------------------------
   1,140,000  Albany IDA (Sage Colleges)                                      5.250        04/01/2019            1,167,383
--------------------------------------------------------------------------------------------------------------------------
     500,000  Albany IDA (Sage Colleges)                                      5.300        04/01/2029              511,285
--------------------------------------------------------------------------------------------------------------------------
      30,000  Albany Parking Authority                                        5.625        07/15/2025               32,009
--------------------------------------------------------------------------------------------------------------------------
      30,000  Allegany County IDA (Houghton College)                          5.250        01/15/2024               30,582
--------------------------------------------------------------------------------------------------------------------------
   1,000,000  Amherst IDA (Daemen College)                                    6.000        10/01/2021            1,117,210
--------------------------------------------------------------------------------------------------------------------------
   5,895,000  Brookhaven IDA (Alternatives for Children)                      7.550        02/01/2033            6,404,151
--------------------------------------------------------------------------------------------------------------------------
   9,235,000  Brookhaven IDA (Dowling College)                                6.750        11/01/2032            9,980,080
--------------------------------------------------------------------------------------------------------------------------
     350,000  Broome County IDA (University Plaza)                            5.200        08/01/2030              366,790
--------------------------------------------------------------------------------------------------------------------------
     250,000  Broome County IDA (University Plaza)                            5.200        08/01/2036              260,515
--------------------------------------------------------------------------------------------------------------------------
     300,000  Bushnell Basin Fire Assoc. (Volunteer Fire Dept.)               5.750        11/01/2030              305,376
--------------------------------------------------------------------------------------------------------------------------
      85,000  Cattaraugus County IDA (Olean General Hospital)                 5.250        08/01/2023               87,992
--------------------------------------------------------------------------------------------------------------------------
     500,000  Cattaraugus County IDA (St. Bonaventure University)             5.000        05/01/2023              517,505
--------------------------------------------------------------------------------------------------------------------------
     620,000  Cattaraugus County IDA (St. Bonaventure University)             5.100        05/01/2031              641,316
--------------------------------------------------------------------------------------------------------------------------
      90,000  Chautauqua Utility District                                     5.000        06/01/2022               94,175
--------------------------------------------------------------------------------------------------------------------------
     100,000  Chautauqua Utility District                                     5.000        06/01/2024              103,920
--------------------------------------------------------------------------------------------------------------------------
     110,000  Chautauqua Utility District                                     5.000        06/01/2026              113,702
--------------------------------------------------------------------------------------------------------------------------
   1,715,000  Clarence IDA (Bristol Village)                                  6.000        01/20/2044            1,903,204
--------------------------------------------------------------------------------------------------------------------------
      15,000  Deerfield GO                                                    5.500        06/15/2021               16,016
--------------------------------------------------------------------------------------------------------------------------
      15,000  Deerfield GO                                                    5.500        06/15/2022               15,968
--------------------------------------------------------------------------------------------------------------------------
      15,000  Deerfield GO                                                    5.500        06/15/2023               15,896
--------------------------------------------------------------------------------------------------------------------------
      15,000  Deerfield GO                                                    5.500        06/15/2024               15,985
--------------------------------------------------------------------------------------------------------------------------
      20,000  Deerfield GO                                                    5.500        06/15/2025               21,237
--------------------------------------------------------------------------------------------------------------------------
      20,000  Deerfield GO                                                    5.600        06/15/2026               21,125
--------------------------------------------------------------------------------------------------------------------------
      20,000  Deerfield GO                                                    5.600        06/15/2027               21,100
--------------------------------------------------------------------------------------------------------------------------
      20,000  Deerfield GO                                                    5.600        06/15/2028               21,045
--------------------------------------------------------------------------------------------------------------------------
      25,000  Deerfield GO                                                    5.600        06/15/2029               26,269
--------------------------------------------------------------------------------------------------------------------------
      25,000  Deerfield GO                                                    5.600        06/15/2030               26,210
--------------------------------------------------------------------------------------------------------------------------
      25,000  Deerfield GO                                                    5.600        06/15/2031               26,190
--------------------------------------------------------------------------------------------------------------------------
      25,000  Deerfield GO                                                    5.600        06/15/2032               26,172
--------------------------------------------------------------------------------------------------------------------------
      30,000  Deerfield GO                                                    5.600        06/15/2033               31,381
--------------------------------------------------------------------------------------------------------------------------
      30,000  Deerfield GO                                                    5.600        06/15/2034               31,369
--------------------------------------------------------------------------------------------------------------------------
      30,000  Deerfield GO                                                    5.600        06/15/2035               31,357
--------------------------------------------------------------------------------------------------------------------------
      35,000  Deerfield GO                                                    5.600        06/15/2036               36,583


                  23 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                         VALUE
      AMOUNT                                                                 COUPON          MATURITY           SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    795,000  East Rochester Hsg. Authority (St. John's Meadows)              5.750%       08/01/2037       $      824,391
--------------------------------------------------------------------------------------------------------------------------
     500,000  Erie County IDA (Charter School Applied Tech)                   6.875        06/01/2035              499,935
--------------------------------------------------------------------------------------------------------------------------
   1,170,000  Erie County IDA (DePaul Properties)                             5.750        09/01/2028              993,704
--------------------------------------------------------------------------------------------------------------------------
     180,000  Erie County IDA (DePaul Properties)                             6.500        09/01/2018              172,440
--------------------------------------------------------------------------------------------------------------------------
   5,600,000  Erie County IDA (Medaille College)                              7.625        04/01/2035            6,413,176
--------------------------------------------------------------------------------------------------------------------------
     750,000  Erie County IDA (Orchard Park)                                  6.000        11/15/2036              793,695
--------------------------------------------------------------------------------------------------------------------------
   9,050,000  Erie County IDA (The Episcopal Church Home)                     5.875        02/01/2018            9,345,573
--------------------------------------------------------------------------------------------------------------------------
   9,995,000  Erie County IDA (The Episcopal Church Home)                     6.000        02/01/2028           10,322,336
--------------------------------------------------------------------------------------------------------------------------
  30,000,000  Erie County Tobacco Asset Securitization Corp.                  7.029 1      06/01/2055            1,068,900
--------------------------------------------------------------------------------------------------------------------------
  23,800,000  Erie County Tobacco Asset Securitization Corp. 2,7              5.000        06/01/2045           24,023,482
--------------------------------------------------------------------------------------------------------------------------
     100,000  Essex County IDA
              (North Country Community College Foundation)                    5.000        06/01/2020              100,517
--------------------------------------------------------------------------------------------------------------------------
     130,000  Essex County IDA
              (North Country Community College Foundation)                    5.200        06/01/2025              131,265
--------------------------------------------------------------------------------------------------------------------------
     110,000  Essex County IDA
              (North Country Community College Foundation)                    5.300        06/01/2035              110,943
--------------------------------------------------------------------------------------------------------------------------
     175,000  Franklin County IDA
              (North Country Community College Foundation)                    5.200        06/01/2025              176,703
--------------------------------------------------------------------------------------------------------------------------
   3,750,000  Geneva IDA (Hobart & William Smith Colleges)                    5.375        02/01/2033            3,981,000
--------------------------------------------------------------------------------------------------------------------------
   5,365,000  Hempstead IDA (WORCA)                                           6.900        08/01/2033            5,573,591
--------------------------------------------------------------------------------------------------------------------------
     880,000  Herkimer County IDA (Folts Adult Home)                          5.500        03/20/2040              979,757
--------------------------------------------------------------------------------------------------------------------------
   1,790,000  Herkimer County IDA
              (Herkimer County College Foundation)                            6.250        08/01/2034            1,884,763
--------------------------------------------------------------------------------------------------------------------------
   1,335,000  Kiryas Joel BANs GO                                             6.100        05/11/2007            1,343,838
--------------------------------------------------------------------------------------------------------------------------
  23,000,000  L.I. Power Authority,  Series C 2,7                             5.000        09/01/2033           24,003,375
--------------------------------------------------------------------------------------------------------------------------
   4,405,000  L.I. Power Authority, Series A                                  5.125        09/01/2029            4,569,483
--------------------------------------------------------------------------------------------------------------------------
   3,500,000  L.I. Power Authority, Series C                                  5.000        09/01/2035            3,657,220
--------------------------------------------------------------------------------------------------------------------------
   1,000,000  Lyons Community Health Initiatives Corp.                        5.550        09/01/2024            1,074,440
--------------------------------------------------------------------------------------------------------------------------
     200,000  Monroe County IDA (Rochester Institute of Technology)           5.250        04/01/2019              203,566
--------------------------------------------------------------------------------------------------------------------------
     525,000  Monroe County IDA (Rochester Institute of Technology)           5.375        04/01/2029              533,594
--------------------------------------------------------------------------------------------------------------------------
     200,000  Monroe County IDA (Summit at Brighton)                          5.375        07/01/2032              201,768
--------------------------------------------------------------------------------------------------------------------------
     400,000  Monroe County IDA (Summit at Brighton)                          5.500        07/01/2027              409,444
--------------------------------------------------------------------------------------------------------------------------
 302,900,000  Monroe County Tobacco Asset Securitization Corp. (TASC)         7.701 1      06/01/2061            5,282,576
--------------------------------------------------------------------------------------------------------------------------
   4,000,000  Monroe Newpower Corp.                                           5.500        01/01/2034            4,198,400
--------------------------------------------------------------------------------------------------------------------------
   1,000,000  Monroe Newpower Corp.                                           5.625        01/01/2026            1,058,400
--------------------------------------------------------------------------------------------------------------------------
   30,000,00  MTA, Series A 2,7                                               5.000        11/15/2031           31,619,850
--------------------------------------------------------------------------------------------------------------------------
  13,840,000  MTA, Series A 2,7                                               5.125        11/15/2031           14,608,812
--------------------------------------------------------------------------------------------------------------------------
  20,090,000  MTA Service Contract, Series A                                  5.125        01/01/2029           21,198,164
--------------------------------------------------------------------------------------------------------------------------
   9,885,000  MTA, Series A                                                   5.000        11/15/2031           10,418,691
--------------------------------------------------------------------------------------------------------------------------
   4,470,000  MTA, Series B                                                   5.000        11/15/2031            4,691,891


                  24 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

   PRINCIPAL                                                                                                         VALUE
      AMOUNT                                                                 COUPON          MATURITY           SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$ 20,000,000  MTA, Series F                                                   5.000%       11/15/2030       $   21,023,600
--------------------------------------------------------------------------------------------------------------------------
   5,000,000  MTA, Series F                                                   5.000        11/15/2035            5,229,000
--------------------------------------------------------------------------------------------------------------------------
     580,000  Nassau County IDA (ALIA-ACDS)                                   6.125        09/01/2018              603,861
--------------------------------------------------------------------------------------------------------------------------
   2,060,000  Nassau County IDA (ALIA-AP)                                     7.000        09/01/2028            2,193,200
--------------------------------------------------------------------------------------------------------------------------
     810,000  Nassau County IDA (ALIA-CMA)                                    6.125        09/01/2018              841,177
--------------------------------------------------------------------------------------------------------------------------
     895,000  Nassau County IDA (ALIA-CSMR)                                   6.125        09/01/2018              929,449
--------------------------------------------------------------------------------------------------------------------------
     580,000  Nassau County IDA (ALIA-EFLI)                                   6.125        09/01/2018              602,324
--------------------------------------------------------------------------------------------------------------------------
     460,000  Nassau County IDA (ALIA-HAII)                                   6.125        09/01/2018              477,705
--------------------------------------------------------------------------------------------------------------------------
     535,000  Nassau County IDA (ALIA-NCMRS)                                  6.125        09/01/2018              555,592
--------------------------------------------------------------------------------------------------------------------------
   2,725,000  Nassau County IDA (Hispanic Counseling Center)                  7.625        06/01/2033            2,856,672
--------------------------------------------------------------------------------------------------------------------------
      95,000  Nassau County IDA, Series A-A                                   6.000        07/02/2021               96,439
--------------------------------------------------------------------------------------------------------------------------
     985,000  Nassau County IDA, Series A-B                                   6.000        07/01/2021              999,923
--------------------------------------------------------------------------------------------------------------------------
      90,000  Nassau County IDA, Series A-C                                   6.000        07/01/2021               91,364
--------------------------------------------------------------------------------------------------------------------------
     100,000  Nassau County IDA, Series A-D                                   6.000        07/01/2021              101,515
--------------------------------------------------------------------------------------------------------------------------
   3,800,000  Nassau County Tobacco Settlement Corp.                          5.000        06/01/2035            3,859,470
--------------------------------------------------------------------------------------------------------------------------
     880,000  Nassau County Tobacco Settlement Corp.                          5.125        06/01/2046              895,382
--------------------------------------------------------------------------------------------------------------------------
  85,990,000  Nassau County Tobacco Settlement Corp.                          6.151 1      06/01/2046            8,948,979
--------------------------------------------------------------------------------------------------------------------------
  35,000,000  Nassau County Tobacco Settlement Corp.                          6.629 1      06/01/2060            1,124,200
--------------------------------------------------------------------------------------------------------------------------
     115,000  New Hartford GO                                                 5.000        09/15/2022              118,383
--------------------------------------------------------------------------------------------------------------------------
   2,500,000  Niagara County IDA (American Ref-Fuel Company) 3                5.550        11/15/2024            2,612,525
--------------------------------------------------------------------------------------------------------------------------
     500,000  Niagara County Tobacco Asset Securitization Corp.               6.250        05/15/2034              529,250
--------------------------------------------------------------------------------------------------------------------------
     285,000  Niagara County Tobacco Asset Securitization Corp.               6.250        05/15/2040              301,673
--------------------------------------------------------------------------------------------------------------------------
  20,000,000  NY Convention Center Devel. Corp. (Hotel Unit Fee)              5.000        11/15/2044           20,911,400
--------------------------------------------------------------------------------------------------------------------------
   1,185,000  NY Counties Tobacco Trust I                                     6.500        06/01/2035            1,264,833
--------------------------------------------------------------------------------------------------------------------------
  14,575,000  NY Counties Tobacco Trust II (TASC)                             5.625        06/01/2035           15,098,971
--------------------------------------------------------------------------------------------------------------------------
      20,000  NY Counties Tobacco Trust II (TASC)                             5.750        06/01/2043               20,821
--------------------------------------------------------------------------------------------------------------------------
   1,800,000  NY Counties Tobacco Trust III                                   6.000        06/01/2043            1,917,702
--------------------------------------------------------------------------------------------------------------------------
     100,000  NY Counties Tobacco Trust IV                                    5.000        06/01/2038              101,222
--------------------------------------------------------------------------------------------------------------------------
   3,500,000  NY Counties Tobacco Trust IV (TASC) 4                           0.000 6      06/01/2041            2,834,405
--------------------------------------------------------------------------------------------------------------------------
   6,000,000  NY Counties Tobacco Trust IV (TASC)                             5.000        06/01/2045            6,056,340
--------------------------------------------------------------------------------------------------------------------------
   3,500,000  NY Counties Tobacco Trust IV (TASC) 4                           6.650        06/01/2041              646,800
--------------------------------------------------------------------------------------------------------------------------
   5,900,000  NY Counties Tobacco Trust IV 2,7                                5.000        06/01/2042            5,955,401
--------------------------------------------------------------------------------------------------------------------------
  84,200,000  NY Counties Tobacco Trust V                                     6.850 1      06/01/2055            3,287,168
--------------------------------------------------------------------------------------------------------------------------
 334,000,000  NY Counties Tobacco Trust V                                     7.850 1      06/01/2060            5,865,040
--------------------------------------------------------------------------------------------------------------------------
 121,775,000  NY TSASC, Inc. (TFABs)                                          5.125        06/01/2042          124,186,145
--------------------------------------------------------------------------------------------------------------------------
      35,000  NYC GO                                                          5.000        08/01/2022               35,711
--------------------------------------------------------------------------------------------------------------------------
   1,000,000  NYC GO                                                          5.000        03/01/2024            1,054,410
--------------------------------------------------------------------------------------------------------------------------
     790,000  NYC GO                                                          5.000        04/01/2024              837,519
--------------------------------------------------------------------------------------------------------------------------
   5,100,000  NYC GO                                                          5.000        08/01/2024            5,402,124


                  25 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                         VALUE
      AMOUNT                                                                 COUPON          MATURITY           SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$  1,250,000  NYC GO                                                          5.000%       04/01/2025       $    1,322,188
--------------------------------------------------------------------------------------------------------------------------
   1,185,000  NYC GO                                                          5.000        08/01/2025            1,252,391
--------------------------------------------------------------------------------------------------------------------------
     800,000  NYC GO                                                          5.000        04/01/2026              844,912
--------------------------------------------------------------------------------------------------------------------------
     400,000  NYC GO                                                          5.000        08/01/2027              421,800
--------------------------------------------------------------------------------------------------------------------------
     950,000  NYC GO                                                          5.000        10/15/2027              990,907
--------------------------------------------------------------------------------------------------------------------------
     250,000  NYC GO                                                          5.000        08/01/2028              263,625
--------------------------------------------------------------------------------------------------------------------------
   4,000,000  NYC GO                                                          5.000        11/01/2028            4,193,640
--------------------------------------------------------------------------------------------------------------------------
     885,000  NYC GO                                                          5.000        06/01/2029              933,188
--------------------------------------------------------------------------------------------------------------------------
   5,050,000  NYC GO                                                          5.000        03/01/2030            5,287,603
--------------------------------------------------------------------------------------------------------------------------
   1,000,000  NYC GO                                                          5.000        06/01/2030            1,048,030
--------------------------------------------------------------------------------------------------------------------------
     240,000  NYC GO                                                          5.000        08/01/2030              252,211
--------------------------------------------------------------------------------------------------------------------------
   1,900,000  NYC GO                                                          5.000        06/01/2031            1,998,838
--------------------------------------------------------------------------------------------------------------------------
   7,000,000  NYC GO                                                          5.000        11/01/2034            7,300,930
--------------------------------------------------------------------------------------------------------------------------
   3,000,000  NYC GO                                                          5.000        03/01/2035            3,132,960
--------------------------------------------------------------------------------------------------------------------------
   3,750,000  NYC GO                                                          5.000        04/01/2035            3,917,663
--------------------------------------------------------------------------------------------------------------------------
     585,000  NYC GO                                                          5.000        08/01/2035              611,969
--------------------------------------------------------------------------------------------------------------------------
   1,270,000  NYC GO                                                          5.250        03/15/2032            1,378,077
--------------------------------------------------------------------------------------------------------------------------
   2,130,000  NYC GO                                                          5.375        12/01/2026            2,311,561
--------------------------------------------------------------------------------------------------------------------------
     915,000  NYC GO                                                          5.500        06/01/2022            1,019,667
--------------------------------------------------------------------------------------------------------------------------
     385,000  NYC GO                                                          5.500        06/01/2022              419,092
--------------------------------------------------------------------------------------------------------------------------
      15,000  NYC GO                                                          5.500        02/15/2026               15,247
--------------------------------------------------------------------------------------------------------------------------
      75,000  NYC GO                                                          5.875        08/01/2019               84,161
--------------------------------------------------------------------------------------------------------------------------
     680,000  NYC GO                                                          5.875        08/01/2019              750,604
--------------------------------------------------------------------------------------------------------------------------
     505,000  NYC GO                                                          6.125        08/01/2025              519,635
--------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                          7.500        02/01/2019                5,015
--------------------------------------------------------------------------------------------------------------------------
  20,000,000  NYC GO 2,7                                                      5.000        08/01/2021           21,343,900
--------------------------------------------------------------------------------------------------------------------------
   2,500,000  NYC HDC (De Sales Assisted Living Devel.) 3                     5.125        11/01/2018            2,585,525
--------------------------------------------------------------------------------------------------------------------------
   1,421,897  NYC HDC (Keith Plaza)                                           6.500        02/15/2018            1,496,091
--------------------------------------------------------------------------------------------------------------------------
     750,000  NYC HDC (Multifamily Hsg.)                                      4.750        11/01/2035              761,318
--------------------------------------------------------------------------------------------------------------------------
   1,000,000  NYC HDC (Multifamily Hsg.) 3                                    5.250        11/01/2030            1,053,310
--------------------------------------------------------------------------------------------------------------------------
   2,000,000  NYC HDC (Multifamily Hsg.) 3                                    5.250        11/01/2031            2,063,920
--------------------------------------------------------------------------------------------------------------------------
   1,545,000  NYC HDC (Multifamily Hsg.), Series E-1 3                        4.950        11/01/2033            1,604,282
--------------------------------------------------------------------------------------------------------------------------
   2,158,444  NYC HDC (Seaview Towers)                                        6.500        01/15/2018            2,271,071
--------------------------------------------------------------------------------------------------------------------------
     100,000  NYC Health & Hospital Corp.                                     5.375        02/15/2026              104,643
--------------------------------------------------------------------------------------------------------------------------
   1,945,000  NYC Health & Hospital Corp. 3                                   5.450        02/15/2026            2,043,086
--------------------------------------------------------------------------------------------------------------------------
   1,500,000  NYC IDA (American Council of Learned Societies)                 5.250        07/01/2027            1,585,575
--------------------------------------------------------------------------------------------------------------------------
   2,760,000  NYC IDA (Beth Abraham Health Services)                          6.500        02/15/2022            2,992,420
--------------------------------------------------------------------------------------------------------------------------
     500,000  NYC IDA (Beth Abraham Health Services)                          6.500        11/15/2027              538,505
--------------------------------------------------------------------------------------------------------------------------
   2,100,000  NYC IDA (Beth Abraham Health Services)                          6.500        11/15/2034            2,244,858


                  26 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

   PRINCIPAL                                                                                                         VALUE
      AMOUNT                                                                 COUPON          MATURITY           SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$  6,000,000  NYC IDA (Calhoun School)                                        6.625%       12/01/2034       $    6,371,640
--------------------------------------------------------------------------------------------------------------------------
     500,000  NYC IDA (Calhoun School)                                        6.625        12/01/2034              534,685
--------------------------------------------------------------------------------------------------------------------------
     960,000  NYC IDA (Center for Elimination of Family Violence)             7.375        11/01/2036              975,350
--------------------------------------------------------------------------------------------------------------------------
   3,840,000  NYC IDA (Community Resource Developmentally Disabled)           7.500        08/01/2026            3,922,982
--------------------------------------------------------------------------------------------------------------------------
     150,000  NYC IDA (Comprehensive Care Management)                         6.000        05/01/2026              154,128
--------------------------------------------------------------------------------------------------------------------------
     350,000  NYC IDA (Comprehensive Care Management)                         6.125        11/01/2035              359,076
--------------------------------------------------------------------------------------------------------------------------
   1,000,000  NYC IDA (Eger Harbor House) 3                                   5.875        05/20/2044            1,121,320
--------------------------------------------------------------------------------------------------------------------------
     725,000  NYC IDA (Family Support Systems)                                7.500        11/01/2034              748,686
--------------------------------------------------------------------------------------------------------------------------
     220,000  NYC IDA (Global Country World Peace)                            7.250        11/01/2025              221,923
--------------------------------------------------------------------------------------------------------------------------
     170,000  NYC IDA (Global Country World Peace)                            7.250        11/01/2025              170,003
--------------------------------------------------------------------------------------------------------------------------
     815,000  NYC IDA (Independent Living Assoc.)                             6.200        07/01/2020              826,720
--------------------------------------------------------------------------------------------------------------------------
     500,000  NYC IDA (Liberty-7 World Trade Center) 4                        6.750        03/01/2015              538,220
--------------------------------------------------------------------------------------------------------------------------
   3,000,000  NYC IDA (Liberty-IAC/Interactive Corp.) 3                       5.000        09/01/2035            3,055,020
--------------------------------------------------------------------------------------------------------------------------
   3,700,000  NYC IDA (Lycee Francais De New York) 3                          5.375        06/01/2023            3,881,707
--------------------------------------------------------------------------------------------------------------------------
   4,000,000  NYC IDA (Lycee Francais De New York)                            6.800        06/01/2028            4,342,040
--------------------------------------------------------------------------------------------------------------------------
     370,000  NYC IDA (Metropolitan College of New York)                      5.750        03/01/2020              366,404
--------------------------------------------------------------------------------------------------------------------------
   2,300,000  NYC IDA (MMC Corp.) 3                                           5.125        11/01/2035            2,370,794
--------------------------------------------------------------------------------------------------------------------------
   6,510,000  NYC IDA (Mount St. Vincent)                                     5.250        06/01/2036            6,747,941
--------------------------------------------------------------------------------------------------------------------------
   2,175,000  NYC IDA (Polytechnic University)                                6.000        11/01/2020            2,300,693
--------------------------------------------------------------------------------------------------------------------------
   4,080,000  NYC IDA (Polytechnic University)                                6.125        11/01/2030            4,312,723
--------------------------------------------------------------------------------------------------------------------------
   1,380,000  NYC IDA (PSCH)                                                  6.375        07/01/2033            1,478,960
--------------------------------------------------------------------------------------------------------------------------
  15,320,000  NYC IDA (Queens Baseball Stadium)                               5.000        01/01/2046           16,111,125
--------------------------------------------------------------------------------------------------------------------------
     750,000  NYC IDA (Reece School)                                          7.500        12/01/2037              759,278
--------------------------------------------------------------------------------------------------------------------------
     295,000  NYC IDA (Reece School)                                          7.500        12/01/2037              295,056
--------------------------------------------------------------------------------------------------------------------------
   1,480,000  NYC IDA (Staten Island University Hospital)                     6.450        07/01/2032            1,559,535
--------------------------------------------------------------------------------------------------------------------------
   6,020,000  NYC IDA (The Child School)                                      7.550        06/01/2033            6,503,045
--------------------------------------------------------------------------------------------------------------------------
  15,785,000  NYC IDA (Touro College)                                         6.350        06/01/2029           16,707,160
--------------------------------------------------------------------------------------------------------------------------
   5,600,000  NYC IDA (Urban Resource Institute)                              7.375        11/01/2033            5,964,392
--------------------------------------------------------------------------------------------------------------------------
   5,600,000  NYC IDA (Vocational Instruction)                                7.750        02/01/2033            5,387,648
--------------------------------------------------------------------------------------------------------------------------
   4,525,000  NYC IDA (YMCA of Greater NY) 3                                  5.250        08/01/2021            4,712,335
--------------------------------------------------------------------------------------------------------------------------
  20,000,000  NYC Municipal Water Finance Authority 2,7                       5.000        06/15/2039           21,020,300
--------------------------------------------------------------------------------------------------------------------------
  13,015,000  NYC Municipal Water Finance Authority                           5.000        06/15/2032           13,539,635
--------------------------------------------------------------------------------------------------------------------------
   2,300,000  NYC Municipal Water Finance Authority 3                         5.000        06/15/2037            2,413,413
--------------------------------------------------------------------------------------------------------------------------
     500,000  NYC Municipal Water Finance Authority                           5.000        06/15/2038              519,445
--------------------------------------------------------------------------------------------------------------------------
     355,000  NYC Municipal Water Finance Authority                           5.125        06/15/2030              361,681
--------------------------------------------------------------------------------------------------------------------------
      20,000  NYC Municipal Water Finance Authority                           5.250        06/15/2025               21,292
--------------------------------------------------------------------------------------------------------------------------
      40,000  NYC Municipal Water Finance Authority                           5.500        06/15/2024               40,460
--------------------------------------------------------------------------------------------------------------------------
   5,000,000  NYC Transitional Finance Authority (Future Tax), Series E 3     5.000        02/01/2033            5,207,600
--------------------------------------------------------------------------------------------------------------------------
     250,000  NYS DA (Cabrini Westchester) 5                                  5.100        02/15/2026              272,330


                  27 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                         VALUE
      AMOUNT                                                                 COUPON          MATURITY           SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    450,000  NYS DA (Cabrini Westchester) 5                                  5.200%       02/15/2041       $      486,135
--------------------------------------------------------------------------------------------------------------------------
     385,000  NYS DA (Chapel Oaks)                                            5.450        07/01/2026              400,015
--------------------------------------------------------------------------------------------------------------------------
   1,870,000  NYS DA (Lenox Hill Hospital Obligated Group)                    5.500        07/01/2030            1,937,376
--------------------------------------------------------------------------------------------------------------------------
   1,000,000  NYS DA (Maimonides Medical Center)                              5.750        08/01/2024            1,021,700
--------------------------------------------------------------------------------------------------------------------------
   1,290,000  NYS DA (Memorial Sloan-Kettering)                               5.000        07/01/2035            1,360,718
--------------------------------------------------------------------------------------------------------------------------
   2,100,000  NYS DA (Mental Health Services Facilities) 3                    5.000        02/15/2035            2,189,628
--------------------------------------------------------------------------------------------------------------------------
     665,000  NYS DA (Montefiore Medical Center)                              5.450        08/01/2029              700,425
--------------------------------------------------------------------------------------------------------------------------
     600,000  NYS DA
              (MSH/NYU Hospital Center/HJDOI Obligated Group)                 5.500        07/01/2026              609,720
--------------------------------------------------------------------------------------------------------------------------
   8,890,000  NYS DA
              (MSH/NYU Hospital Center/HJDOI Obligated Group)                 6.500        07/01/2025            9,618,980
--------------------------------------------------------------------------------------------------------------------------
     680,000  NYS DA (Nursing Home)                                           4.900        02/15/2041              695,776
--------------------------------------------------------------------------------------------------------------------------
     835,000  NYS DA (Nursing Home)                                           4.950        02/15/2045              858,480
--------------------------------------------------------------------------------------------------------------------------
   1,360,000  NYS DA (NY Methodist Hospital)                                  5.250        07/01/2024            1,438,377
--------------------------------------------------------------------------------------------------------------------------
   4,000,000  NYS DA
              (NY Society for the Relief of the Ruptured and Crippled)        5.000        08/15/2029            4,231,080
--------------------------------------------------------------------------------------------------------------------------
   1,695,000  NYS DA (Nyack Hospital)                                         6.250        07/01/2013            1,686,881
--------------------------------------------------------------------------------------------------------------------------
     490,000  NYS DA (Providence Rest)                                        5.000        07/01/2035              503,784
--------------------------------------------------------------------------------------------------------------------------
   1,300,000  NYS DA (Providence Rest)                                        5.125        07/01/2030            1,359,605
--------------------------------------------------------------------------------------------------------------------------
     340,000  NYS DA (Providence Rest)                                        5.250        07/01/2025              360,407
--------------------------------------------------------------------------------------------------------------------------
     650,000  NYS DA (Rochester General Hospital)                             5.000        12/01/2035              677,885
--------------------------------------------------------------------------------------------------------------------------
      70,000  NYS DA (Sarah Neuman Nursing Home)                              5.500        08/01/2037               72,427
--------------------------------------------------------------------------------------------------------------------------
   5,000,000  NYS DA (School District Financing)                              5.750        10/01/2030            5,516,300
--------------------------------------------------------------------------------------------------------------------------
   4,000,000  NYS DA (SS Joachim & Anne Residence)                            5.250        07/01/2027            4,182,320
--------------------------------------------------------------------------------------------------------------------------
      65,000  NYS DA (St. Joseph's Hospital Health Center)                    5.250        07/01/2018               67,022
--------------------------------------------------------------------------------------------------------------------------
  13,200,000  NYS DA (St. Lukes Roosevelt Hospital)                           4.900        08/15/2031           13,626,228
--------------------------------------------------------------------------------------------------------------------------
  13,090,000  NYS DA (State University Educational Facilities)                5.250        05/15/2015           14,308,286
--------------------------------------------------------------------------------------------------------------------------
   2,510,000  NYS DA (State University Educational Facilities)                5.250        05/15/2021            2,796,040
--------------------------------------------------------------------------------------------------------------------------
   5,755,000  NYS DA (The Highlands Living)                                   6.600        02/01/2034            5,799,544
--------------------------------------------------------------------------------------------------------------------------
     500,000  NYS DA (Various School Districts)                               5.000        04/01/2035              526,350
--------------------------------------------------------------------------------------------------------------------------
     100,000  NYS DA (Vassar College)                                         5.000        07/01/2025              101,571
--------------------------------------------------------------------------------------------------------------------------
   1,000,000  NYS DA (W.K. Nursing Home)                                      6.125        02/01/2036            1,026,490
--------------------------------------------------------------------------------------------------------------------------
   1,220,000  NYS DA (Winthrop University Hospital)                           5.500        07/01/2023            1,296,506
--------------------------------------------------------------------------------------------------------------------------
      20,000  NYS EFC (Clean Water & Drinking Revolving Funds)                5.000        06/15/2027               20,744
--------------------------------------------------------------------------------------------------------------------------
      85,000  NYS EFC (NYS Water Services)                                    6.600        09/15/2012               85,199
--------------------------------------------------------------------------------------------------------------------------
     445,000  NYS ERDA (Brooklyn Union Gas Company)                           5.500        01/01/2021              454,541
--------------------------------------------------------------------------------------------------------------------------
     200,000  NYS HFA (Fulton Manor)                                          6.100        11/15/2025              204,682
--------------------------------------------------------------------------------------------------------------------------
   9,730,000  NYS HFA, Series A 2,7                                           6.100        11/01/2015            9,942,211
--------------------------------------------------------------------------------------------------------------------------
      95,000  NYS Medcare (Hospital & Nursing Home)                           5.400        08/15/2033               95,125
--------------------------------------------------------------------------------------------------------------------------
     640,000  NYS Medcare (Hospital & Nursing Home)                           6.300        08/15/2023              641,254


                  28 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

   PRINCIPAL                                                                                                         VALUE
      AMOUNT                                                                 COUPON          MATURITY           SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    200,000  NYS UDC (Subordinated Lien)                                     5.500%       07/01/2022       $      204,240
--------------------------------------------------------------------------------------------------------------------------
     250,000  Oneida County IDA (Mohawk Valley Handicapped Services)          5.300        03/15/2019              260,323
--------------------------------------------------------------------------------------------------------------------------
      55,000  Onondaga County IDA (Salina Free Library)                       5.500        12/01/2022               58,897
--------------------------------------------------------------------------------------------------------------------------
   1,000,000  Orange County IDA (Glen Arden)                                  5.625        01/01/2018            1,023,480
--------------------------------------------------------------------------------------------------------------------------
     275,000  Orange County IDA (Glen Arden)                                  5.700        01/01/2028              280,242
--------------------------------------------------------------------------------------------------------------------------
   1,600,000  Otsego County IDA (Hartwick College)                            5.900        07/01/2022            1,659,376
--------------------------------------------------------------------------------------------------------------------------
  15,205,000  Port Authority NY/NJ (Delta Air Lines) 4                        6.950        06/01/2008           15,243,165
--------------------------------------------------------------------------------------------------------------------------
  38,280,000  Port Authority NY/NJ, 140th Series 2,7                          5.000        12/01/2034           40,425,403
--------------------------------------------------------------------------------------------------------------------------
  25,660,000  Port Authority NY/NJ, 121st Series                              5.125        10/15/2030           26,272,504
--------------------------------------------------------------------------------------------------------------------------
     750,000  Port Authority NY/NJ, 132nd Series                              5.000        09/01/2038              784,185
--------------------------------------------------------------------------------------------------------------------------
   3,180,000  Rensselaer County IDA (Emma Willard School)                     5.000        01/01/2026            3,382,025
--------------------------------------------------------------------------------------------------------------------------
   3,550,000  Rensselaer County IDA (Emma Willard School)                     5.000        01/01/2031            3,747,593
--------------------------------------------------------------------------------------------------------------------------
   6,275,000  Rensselaer County IDA (Emma Willard School)                     5.000        01/01/2036            6,604,626
--------------------------------------------------------------------------------------------------------------------------
   2,600,000  Rensselaer County IDA (Rensselaer Polytechnical Institute) 3    5.000        03/01/2036            2,726,334
--------------------------------------------------------------------------------------------------------------------------
   2,680,000  Rensselaer County Tobacco Asset Securitization Corp.            5.625        06/01/2035            2,776,346
--------------------------------------------------------------------------------------------------------------------------
   2,000,000  Rensselaer County Tobacco Asset Securitization Corp.            5.750        06/01/2043            2,082,140
--------------------------------------------------------------------------------------------------------------------------
   1,060,000  Rockland County Tobacco Asset Securitization Corp.              5.625        08/15/2035            1,099,315
--------------------------------------------------------------------------------------------------------------------------
   3,150,000  Rockland County Tobacco Asset Securitization Corp.              5.750        08/15/2043            3,283,497
--------------------------------------------------------------------------------------------------------------------------
 101,000,000  Rockland County Tobacco Asset Securitization Corp.              6.252 1      08/15/2045            9,804,070
--------------------------------------------------------------------------------------------------------------------------
  53,000,000  Rockland County Tobacco Asset Securitization Corp.              6.637 1      08/15/2050            3,072,410
--------------------------------------------------------------------------------------------------------------------------
  45,000,000  Rockland County Tobacco Asset Securitization Corp.              7.619 1      08/15/2060              855,000
--------------------------------------------------------------------------------------------------------------------------
   2,500,000  Saratoga County IDA (Saratoga Hospital/
              Saratoga Care/Benedict Community Health Center)                 5.125        12/01/2033            2,618,900
--------------------------------------------------------------------------------------------------------------------------
     250,000  SONYMA, Series 83                                               5.550        10/01/2027              257,493
--------------------------------------------------------------------------------------------------------------------------
     255,000  Suffolk County IDA (ALIA-ACLD)                                  5.950        10/01/2021              255,043
--------------------------------------------------------------------------------------------------------------------------
     375,000  Suffolk County IDA (ALIA-DDI)                                   5.950        10/01/2021              375,064
--------------------------------------------------------------------------------------------------------------------------
      95,000  Suffolk County IDA (ALIA-FREE)                                  5.950        10/01/2021               95,016
--------------------------------------------------------------------------------------------------------------------------
      70,000  Suffolk County IDA (ALIA-IGHL)                                  5.950        10/01/2021               70,012
--------------------------------------------------------------------------------------------------------------------------
      40,000  Suffolk County IDA (ALIA-IGHL)                                  6.000        10/01/2031               40,017
--------------------------------------------------------------------------------------------------------------------------
   4,000,000  Suffolk County IDA (ALIA-IGHL)                                  7.250        12/01/2033            4,241,440
--------------------------------------------------------------------------------------------------------------------------
     230,000  Suffolk County IDA (ALIA-UCPAGS)                                5.950        10/01/2021              230,039
--------------------------------------------------------------------------------------------------------------------------
      45,000  Suffolk County IDA (Catholic Charities)                         6.000        10/01/2020               45,812
--------------------------------------------------------------------------------------------------------------------------
      45,000  Suffolk County IDA (DDI)                                        6.000        10/01/2020               45,812
--------------------------------------------------------------------------------------------------------------------------
      45,000  Suffolk County IDA (DDI)                                        6.000        10/01/2020               45,812
--------------------------------------------------------------------------------------------------------------------------
   7,460,000  Suffolk County IDA (Dowling College)                            5.000        06/01/2036            7,681,562
--------------------------------------------------------------------------------------------------------------------------
     205,000  Suffolk County IDA (Dowling College)                            6.700        12/01/2020              209,742
--------------------------------------------------------------------------------------------------------------------------
      40,000  Suffolk County IDA (Independent Group Home Living)              6.000        10/01/2020               40,722
--------------------------------------------------------------------------------------------------------------------------
     575,000  Suffolk County IDA (Jefferson's Ferry)                          5.000        11/01/2028              593,607
--------------------------------------------------------------------------------------------------------------------------
   1,000,000  Suffolk County IDA (L.I. Network Community Services)            7.550        02/01/2034            1,060,490
--------------------------------------------------------------------------------------------------------------------------
     620,000  Suffolk County IDA (Nassau-Suffolk Services for Autism)         6.750        11/01/2036              630,273


                  29 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                         VALUE
      AMOUNT                                                                 COUPON          MATURITY           SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    210,000  Suffolk County IDA (Nassau-Suffolk Services for Autism)         6.750%       11/01/2036       $      210,410
--------------------------------------------------------------------------------------------------------------------------
   5,985,000  Suffolk County IDA (Pederson-Krager Center)                     7.000        11/01/2035            6,086,865
--------------------------------------------------------------------------------------------------------------------------
     505,000  Suffolk County IDA (Pederson-Krager Center)                     7.200        02/01/2035              520,655
--------------------------------------------------------------------------------------------------------------------------
      45,000  Suffolk County IDA (Suffolk Hotels)                             6.000        10/01/2020               45,812
--------------------------------------------------------------------------------------------------------------------------
      70,000  Suffolk County IDA (WORCA)                                      6.000        10/01/2020               71,264
--------------------------------------------------------------------------------------------------------------------------
     555,000  Sullivan County IDA (Center for Discovery)                      5.625        06/01/2013              560,483
--------------------------------------------------------------------------------------------------------------------------
     745,000  Sullivan County IDA (Center for Discovery)                      6.000        06/01/2019              756,667
--------------------------------------------------------------------------------------------------------------------------
     545,000  Sullivan County IDA (Center for Discovery)                      6.500        06/01/2025              553,943
--------------------------------------------------------------------------------------------------------------------------
     520,000  Sullivan County IDA (Center for Discovery)                      6.950        02/01/2035              537,415
--------------------------------------------------------------------------------------------------------------------------
     445,000  Syracuse IDA (Crouse Irving Companies)                          5.250        01/01/2017              457,887
--------------------------------------------------------------------------------------------------------------------------
      25,000  Triborough Bridge & Tunnel Authority                            5.000        01/01/2020               26,215
--------------------------------------------------------------------------------------------------------------------------
  54,350,000  Triborough Bridge & Tunnel Authority 2,7                        5.000        11/15/2032           56,570,332
--------------------------------------------------------------------------------------------------------------------------
  10,250,000  Triborough Bridge & Tunnel Authority 2,7                        5.000        11/15/2027           10,713,411
--------------------------------------------------------------------------------------------------------------------------
  18,200,000  Triborough Bridge & Tunnel Authority 2,7                        5.125        11/15/2029           19,312,293
--------------------------------------------------------------------------------------------------------------------------
  10,000,000  Triborough Bridge & Tunnel Authority 2,7                        5.250        11/15/2023           10,808,300
--------------------------------------------------------------------------------------------------------------------------
  10,000,000  Triborough Bridge & Tunnel Authority 2,7                        5.000        11/15/2032           10,408,600
--------------------------------------------------------------------------------------------------------------------------
     600,000  Triborough Bridge & Tunnel Authority, Series A                  5.000        11/15/2035              634,920
--------------------------------------------------------------------------------------------------------------------------
  35,000,000  TSASC, Inc. (TFABs)                                             5.000        06/01/2034           35,547,750
--------------------------------------------------------------------------------------------------------------------------
  35,455,000  TSASC, Inc. (TFABs)                                             5.750        07/15/2032           39,378,096
--------------------------------------------------------------------------------------------------------------------------
   4,000,000  Utica IDA (Utica College Civic Facility)                        5.750        08/01/2028            4,191,200
--------------------------------------------------------------------------------------------------------------------------
   1,250,000  Utica IDA (Utica College Civic Facility)                        6.750        12/01/2021            1,369,963
--------------------------------------------------------------------------------------------------------------------------
     250,000  Westchester County IDA (Guiding Eyes for the Blind)             5.375        08/01/2024              261,850
--------------------------------------------------------------------------------------------------------------------------
     500,000  Westchester County IDA (Kendal on Hudson)                       6.500        01/01/2034              535,740
--------------------------------------------------------------------------------------------------------------------------
   1,855,000  Westchester County IDA (Rippowam-Cisqua School)                 5.750        06/01/2029            1,914,917
--------------------------------------------------------------------------------------------------------------------------
     320,000  Westchester County IDA (Schnurmacher Center)                    6.500        11/01/2013              340,125
--------------------------------------------------------------------------------------------------------------------------
     600,000  Westchester County IDA (Schnurmacher Center)                    6.500        11/01/2033              641,994
--------------------------------------------------------------------------------------------------------------------------
   5,095,000  Westchester County Tobacco Asset Securitization Corp. 3         5.125        06/01/2045            5,187,474
--------------------------------------------------------------------------------------------------------------------------
     500,000  Yonkers GO                                                      5.000        08/01/2035              527,175
--------------------------------------------------------------------------------------------------------------------------
     800,000  Yonkers IDA (St. Joseph's Hospital)                             5.900        03/01/2008              800,632
                                                                                                            --------------
                                                                                                             1,161,058,945

--------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--14.8%
   8,510,000  Guam GO, Series A                                               5.400        11/15/2018            8,516,212
--------------------------------------------------------------------------------------------------------------------------
     500,000  Guam Government Waterworks Authority
              & Wastewater System                                             5.875        07/01/2035              537,090
--------------------------------------------------------------------------------------------------------------------------
   5,250,000  Guam Power Authority, Series A 3                                5.125        10/01/2029            5,486,618
--------------------------------------------------------------------------------------------------------------------------
  10,000,000  Guam Power Authority, Series A                                  5.250        10/01/2034           10,480,000
--------------------------------------------------------------------------------------------------------------------------
     505,000  Puerto Rico Children's Trust Fund (TASC)                        5.500        05/15/2039              523,988
--------------------------------------------------------------------------------------------------------------------------
  84,000,000  Puerto Rico Children's Trust Fund (TASC)                        6.343 1      05/15/2050            5,529,720


                  30 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

   PRINCIPAL                                                                                                         VALUE
      AMOUNT                                                                 COUPON          MATURITY           SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$  4,030,000  Puerto Rico Commonwealth GO                                     5.000%       07/01/2027       $    4,159,000
--------------------------------------------------------------------------------------------------------------------------
   4,000,000  Puerto Rico Commonwealth GO                                     5.000        07/01/2034            4,126,800
--------------------------------------------------------------------------------------------------------------------------
     500,000  Puerto Rico Commonwealth GO                                     5.000        07/01/2035              518,530
--------------------------------------------------------------------------------------------------------------------------
     355,000  Puerto Rico Highway & Transportation Authority                  5.000        07/01/2028              365,529
--------------------------------------------------------------------------------------------------------------------------
      50,000  Puerto Rico Highway & Transportation Authority, Series A        5.000        07/01/2038               50,757
--------------------------------------------------------------------------------------------------------------------------
   1,000,000  Puerto Rico Highway & Transportation Authority, Series AA       5.000        07/01/2035            1,027,310
--------------------------------------------------------------------------------------------------------------------------
  20,380,000  Puerto Rico Highway & Transportation Authority, Series G        5.000        07/01/2042           20,837,735
--------------------------------------------------------------------------------------------------------------------------
  10,000,000  Puerto Rico Highway & Transportation Authority, Series J        5.125        07/01/2039           10,344,400
--------------------------------------------------------------------------------------------------------------------------
  12,000,000  Puerto Rico Highway & Transportation Authority, Series J        5.125        07/01/2043           12,391,920
--------------------------------------------------------------------------------------------------------------------------
   1,000,000  Puerto Rico Highway & Transportation Authority, Series K        5.000        07/01/2027            1,039,820
--------------------------------------------------------------------------------------------------------------------------
   3,230,000  Puerto Rico Highway & Transportation Authority, Series K        5.000        07/01/2030            3,353,871
--------------------------------------------------------------------------------------------------------------------------
   1,000,000  Puerto Rico Highway & Transportation Authority, Series K        5.000        07/01/2035            1,033,960
--------------------------------------------------------------------------------------------------------------------------
   1,400,000  Puerto Rico Infrastructure                                      5.000        07/01/2037            1,450,204
--------------------------------------------------------------------------------------------------------------------------
     100,000  Puerto Rico ITEMECF (G.R.B. Guaynabo)                           5.625        07/01/2022              102,103
--------------------------------------------------------------------------------------------------------------------------
   4,305,000  Puerto Rico ITEMECF (Polytechnic University
              of Puerto Rico)                                                 5.000        08/01/2022            4,411,979
--------------------------------------------------------------------------------------------------------------------------
  38,000,000  Puerto Rico Public Buildings Authority                          5.000        07/01/2036           39,166,980
--------------------------------------------------------------------------------------------------------------------------
      50,000  Puerto Rico Public Buildings Authority                          5.125        07/01/2022               52,457
--------------------------------------------------------------------------------------------------------------------------
   2,000,000  Puerto Rico Public Buildings Authority                          5.250        07/01/2029            2,130,160
--------------------------------------------------------------------------------------------------------------------------
  12,640,000  Puerto Rico Public Buildings Authority                          5.500        07/01/2023           13,861,782
--------------------------------------------------------------------------------------------------------------------------
  12,745,000  Puerto Rico Public Finance Corp., Series E                      5.500        08/01/2029           13,560,680
--------------------------------------------------------------------------------------------------------------------------
   1,000,000  University of V.I., Series A                                    5.375        06/01/2034            1,054,110
--------------------------------------------------------------------------------------------------------------------------
   1,700,000  V.I. Public Finance Authority (Gross Receipts Taxes Loan) 3     5.000        10/01/2031            1,741,106
--------------------------------------------------------------------------------------------------------------------------
   1,485,000  V.I. Public Finance Authority, Series A 3                       5.500        10/01/2022            1,532,669
--------------------------------------------------------------------------------------------------------------------------
     250,000  V.I. Water & Power Authority                                    5.300        07/01/2018              254,628
                                                                                                            --------------
                                                                                                               169,642,118
                                                                                                            --------------
Total Municipal Bonds and Notes (Cost $1,269,689,256)                                                        1,330,701,063

--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--0.4%
--------------------------------------------------------------------------------------------------------------------------
   5,046,000  Commonwealth of Puerto Rico (Cost $5,046,000)                   4.900          10/25/06            5,046,000

--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,274,735,256)--116.6%                                                    1,335,747,063
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES--(16.6)                                                                       (190,378,954)
                                                                                                            --------------
NET ASSETS--100.0%                                                                                          $1,145,368,109
                                                                                                            ==============


                  31 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Zero coupon bond reflects effective yield on the date of purchase.

2. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

3. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

4. Illiquid security. The aggregate value of illiquid securities as of September 30, 2006 was $19,262,590, which represents 1.68% of the Fund's net assets. See
Note 5 of accompanying Notes.

5. When-issued security or forward commitment to be delivered and settled after September 30, 2006. See Note 1 of accompanying Notes.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. Security has been restated. See Note 9 of accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS        Assoc. for Children with Down Syndrome
ACLD        Adults and Children with Learning and Developmental Disabilities
ALIA        Alliance of Long Island Agencies
AP          Advantage Planning, Inc.
BANs        Bond Anticipation Notes
CMA         Community Mainstreaming Associates, Inc.
CSMR        Community Services for the Mentally Retarded
DA          Dormitory Authority
DDI         Developmental Disabilities Institute
EFC         Environmental Facilities Corp.
EFLI        Epilepsy Foundation of L.I., Inc.
ERDA        Energy Research and Devel. Authority
FREE        Family Residences and Essential Enterprises
GO          General Obligation
HAII        Homes Anew II, Inc.
HDC         Housing Devel. Corp.
HFA         Housing Finance Agency
HJDOI       Hospital for Joint Diseases Orthopedic Institute
IDA         Industrial Devel. Agency
IGHL        Independent Group Home for Living
ITEMECF     Industrial, Tourist, Educational, Medical and Environmental
            Community Facilities
L.I.        Long Island
MMC         Mercy Medical Center
MSH/NYU     Mount Sinai Hospital/New York University
MTA         Metropolitan Transportation Authority
NCMRS       Nassau Community Mental Retardation Services Company
NY/NJ       New York/New Jersey
NYC         New York City
NYS         New York State
PSCH        Professional Service Centers for the Handicapped, Inc.
RITES       Residual Interest Tax Exempt Security
ROLs        Residual Option Longs
SONYMA      State of New York Mortgage Agency
TASC        Tobacco Settlement Asset-Backed Bonds
TFABs       Tobacco Flexible Amortization Bonds
UCPAGS      United Cerebral Palsy Assoc. of Greater Suffolk
UDC         Urban Development Corp.
V.I.        United States Virgin Islands
WORCA       Working Organization for Retarded Children and Adults
YMCA        Young Men's Christian Assoc.


                  32 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                                     VALUE      PERCENT
--------------------------------------------------------------------------------
Tobacco Settlement Payments                        $   322,408,566         24.1%
Highways/Railways                                      257,290,690         19.3
Higher Education                                       118,893,045          8.9
General Obligation                                      99,432,804          7.4
Not-for-Profit Organization                             83,949,536          6.3
Marine/Aviation Facilities                              67,482,092          5.1
Hospital/Health Care                                    65,657,914          4.9
Municipal Leases                                        56,055,942          4.2
Electric Utilities                                      53,708,124          4.0
Water Utilities                                         38,559,259          2.9
Education                                               30,717,621          2.3
Adult Living Facilities                                 30,447,812          2.3
Hotels, Restaurants & Leisure                           23,966,420          1.8
Multifamily Housing                                     23,928,121          1.8
Sales Tax Revenue                                       22,042,055          1.7
Sports Facility Revenue                                 16,111,125          1.2
Airlines                                                15,243,165          1.1
Commercial Banks                                         5,046,000          0.4
Resource Recovery                                        2,612,525          0.2
Special Tax                                              1,450,204          0.1
Gas Utilities                                              454,541          0.0
Single Family Housing                                      257,493          0.0
Parking Fee Revenue                                         32,009          0.0
                                                   -----------------------------
Total                                              $ 1,335,747,063        100.0%
                                                   =============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  33 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2006
(As restated, see Note 9)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------
Investments, at value (cost $1,274,735,256)--see accompanying statement of investments      $ 1,335,747,063
------------------------------------------------------------------------------------------------------------
Cash                                                                                                847,582
------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                         16,789,997
Shares of beneficial interest sold                                                                6,895,949
Investments sold                                                                                  1,248,694
Other                                                                                                28,250
                                                                                            ----------------
Total assets                                                                                  1,361,557,535

------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Payable on borrowings (See Note 6)                                                               15,400,000
Investments purchased (including $748,462 purchased on a when-issued basis
or forward commitment)                                                                            2,200,702
Payable for short-term floating rate notes issued (See Note 1)                                  196,090,000
Shares of beneficial interest redeemed                                                              945,930
Distribution and service plan fees                                                                  640,429
Dividends                                                                                           591,276
Trustees' compensation                                                                              125,527
Interest expense                                                                                     76,015
Transfer and shareholder servicing agent fees                                                        34,824
Shareholder communications                                                                           29,127
Other                                                                                                55,596
                                                                                            ----------------
Total liabilities                                                                               216,189,426

------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                  $ 1,145,368,109
                                                                                            ================

------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                  $        86,655
------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                    1,085,949,189
------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                    (457,478)
------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                     (1,222,064)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                       61,011,807
                                                                                            ----------------
NET ASSETS                                                                                  $ 1,145,368,109
                                                                                            ================


                  34 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,005,912,381 and
76,107,790 shares of beneficial interest outstanding)                                               $ 13.22
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)     $ 13.88
------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $32,792,587 and 2,480,198 shares
of beneficial interest outstanding)                                                                 $ 13.22
------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $106,663,141 and 8,067,502 shares
of beneficial interest outstanding)                                                                 $ 13.22

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  35 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2006
(As restated, see Note 9)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------
Interest                                                                                    $    57,535,488
------------------------------------------------------------------------------------------------------------
Other income                                                                                          3,273
                                                                                            ----------------
Total investment income                                                                          57,538,761

------------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------------
Management fees                                                                                   4,531,889
------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                           1,900,420
Class B                                                                                             294,710
Class C                                                                                             646,165
------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                             313,307
Class B                                                                                              18,388
Class C                                                                                              28,048
------------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                              68,651
Class B                                                                                               4,006
Class C                                                                                               4,743
------------------------------------------------------------------------------------------------------------
Interest expense and fees from short-term floating rate notes issued (See Note 1)                 5,585,539
------------------------------------------------------------------------------------------------------------
Interest expense on borrowings                                                                      975,398
------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                               24,110
------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                           2,515
------------------------------------------------------------------------------------------------------------
Other                                                                                               159,312
                                                                                            ----------------
Total expenses                                                                                   14,557,201
Less reduction to custodian expenses                                                                   (964)
                                                                                            ----------------
Net expenses                                                                                     14,556,237

------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                            42,982,524

------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                 12,357,229
------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                             16,054,088

------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $    71,393,841
                                                                                            ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  36 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS
(As restated, see Note 9)
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                                                            2006               2005
------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------
Net investment income                                                    $    42,982,524    $    32,063,361
------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                      12,357,229         (7,604,157)
------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                         16,054,088         30,395,829
                                                                         -----------------------------------
Net increase in net assets resulting from operations                          71,393,841         54,855,033

------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                      (40,672,456)       (30,898,159)
Class B                                                                       (1,230,537)        (1,230,516)
Class C                                                                       (2,615,666)          (912,821)

------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                      322,309,126         99,925,792
Class B                                                                        5,372,413         (1,865,322)
Class C                                                                       73,037,346         14,788,701

------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------
Total increase                                                               427,594,067        134,662,708
------------------------------------------------------------------------------------------------------------
Beginning of period                                                          717,774,042        583,111,334
                                                                         -----------------------------------

End of period (including accumulated net investment income (loss)
of $(457,478) and $1,078,657, respectively)                              $ 1,145,368,109    $   717,774,042
                                                                         ===================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  37 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED SEPTEMBER 30, 2006
------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                  $    71,393,841
------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities                                                              (818,346,609)
Proceeds from disposition of investment securities                                              379,991,698
Short-term investment securities, net                                                           (18,537,825)
Premium amortization                                                                              1,215,465
Discount accretion                                                                               (2,646,456)
Net realized gain on investments                                                                (12,357,229)
Net change in unrealized appreciation on investments                                            (16,054,088)
Increase in interest receivable                                                                  (6,127,084)
Increase in receivable for securities sold                                                       (1,248,694)
Increase in other assets                                                                             (5,252)
Decrease in payable for securities purchased                                                     (7,076,203)
Increase in payable for accrued expenses                                                            275,811
                                                                                            ----------------
Net cash used in operating activities                                                          (429,522,625)

------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------------------------------------------------------------------------------
Proceeds from bank borrowing                                                                    444,400,000
Payments on bank borrowing                                                                     (445,000,000)
Proceeds from short-term floating rate notes issued                                              77,345,000
Proceeds from shares sold                                                                       475,416,368
Payment on shares redeemed                                                                     (106,875,200)
Cash distributions paid                                                                         (15,462,869)
                                                                                            ----------------

Net cash provided by financing activities                                                       429,823,299

------------------------------------------------------------------------------------------------------------
Net increase in cash                                                                                300,674
------------------------------------------------------------------------------------------------------------
Cash, beginning balance                                                                             546,908
                                                                                            ----------------
Cash, ending balance                                                                        $       847,582
                                                                                            ================

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $28,792,538
Cash paid for interest on bank borrowings--$949,030
Cash paid for interest on short-term floating rate notes issued--$5,585,539

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  38 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FINANCIAL HIGHLIGHTS
(As restated, see Note 9)
--------------------------------------------------------------------------------

CLASS A         YEAR ENDED SEPTEMBER 30,                  2006             2005             2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $      12.91     $      12.45     $      12.31    $      12.75    $      12.67
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .61 1            .66 1            .72             .71             .68
Net realized and unrealized gain (loss)                    .34              .49              .11            (.44)            .06
                                                  -------------------------------------------------------------------------------
Total from investment operations                           .95             1.15              .83             .27             .74
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.64)            (.69)            (.69)           (.71)           (.66)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $      13.22     $      12.91     $      12.45    $      12.31    $      12.75
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        7.61%            9.41%            6.91%           2.07%           6.11%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  1,005,912     $    659,975     $    539,834    $    533,563    $    536,126
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    824,276     $    580,413     $    536,613    $    531,977    $    525,519
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     4.76%            5.17%            5.84%           5.57%           5.44%
Expenses excluding interest and fees
on short-term floating rate notes issued                  0.90%            0.93%            0.91%           0.93%           0.89%
Interest and fees on short-term
floating rate notes issued 4                              0.61%            0.43%            0.26%           0.26%           0.07%
                                                  -------------------------------------------------------------------------------
Total expenses                                            1.51%            1.36%            1.17%           1.19%           0.96%
Expenses after payments and waivers and
reduction to custodian expenses                           1.51%            1.36%            1.14%           1.19%           0.96%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     36%               8%               5%             45%             64%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjuction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  39 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FINANCIAL HIGHLIGHTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

CLASS B         YEAR ENDED SEPTEMBER 30,                  2006             2005             2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $      12.91     $      12.45     $      12.32    $      12.75    $      12.68
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .51 1            .56 1            .62             .60             .58
Net realized and unrealized gain (loss)                    .34              .49              .10            (.42)            .06
                                                  -------------------------------------------------------------------------------
Total from investment operations                           .85             1.05              .72             .18             .64
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.54)            (.59)            (.59)           (.61)           (.57)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $      13.22     $      12.91     $      12.45    $      12.32    $      12.75
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        6.76%            8.55%            5.99%           1.36%           5.22%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $     32,793     $     26,680     $     27,555    $     32,851    $     40,896
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $     29,544     $     26,977     $     30,212    $     36,000    $     42,021
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     3.99%            4.41%            5.05%           4.77%           4.67%
Expenses excluding interest and fees
on short-term floating rate notes issued                  1.70%            1.71%            1.69%           1.71%           1.66%
Interest and fees on short-term
floating rate notes issued 4                              0.61%            0.43%            0.26%           0.26%           0.07%
                                                  -------------------------------------------------------------------------------
Total expenses                                            2.31%            2.14%            1.95%           1.97%           1.73%
Expenses after payments and waivers and
reduction to custodian expenses                           2.30%            2.14%            1.92%           1.97%           1.73%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     36%               8%               5%             45%             64%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjuction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  40 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

CLASS C         YEAR ENDED SEPTEMBER 30,                  2006             2005             2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $      12.91     $      12.45     $      12.32    $      12.75    $      12.68
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .50 1            .55 1            .62             .60             .57
Net realized and unrealized gain (loss)                    .35              .50              .10            (.42)            .07
                                                  -------------------------------------------------------------------------------
Total from investment operations                           .85             1.05              .72             .18             .64
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.54)            (.59)            (.59)           (.61)           (.57)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $      13.22     $      12.91     $      12.45    $      12.32    $      12.75
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        6.78%            8.55%            5.99%           1.35%           5.22%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $    106,663     $     31,119     $     15,723    $     13,080    $     10,603
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $     64,991     $     20,347     $     14,598    $     11,852    $      9,183
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     3.89%            4.32%            5.04%           4.78%           4.66%
Expenses excluding interest and fees
on short-term floating rate notes issued                  1.66%            1.70%            1.69%           1.72%           1.66%
Interest and fees on short-term
floating rate notes issued 4                              0.61%            0.43%            0.26%           0.26%           0.07%
                                                  -------------------------------------------------------------------------------
Total expenses                                            2.27%            2.13%            1.95%           1.98%           1.73%
Expenses after payments and waivers and
reduction to custodian expenses                           2.27%            2.13%            1.92%           1.98%           1.73%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     36%               8%               5%             45%             64%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjuction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  41 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer AMT-Free New York Municipals (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek the maximum current income exempt from federal, New York State and New York City income taxes for individual investors consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on theprincipal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available


                  42 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of September 30, 2006, the Fund had purchased $748,462 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund will not invest more than 20% of its total assets in inverse floaters. Inverse floaters amount to $104,665,670 as of September 30, 2006, which represents 7.69% of the Fund's total assets.

      Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the "municipal bond") to a broker-dealer. The municipal bond is typically a fixed rate security. The broker-dealer (the "sponsor") creates a trust (the "Trust") and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an "inverse floating rate security") to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund's repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are


                  43 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust's liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund's Statement of Operations. At September 30, 2006 municipal bond holdings with a value of $300,755,670 shown on the Fund's Statement of Investments are held by such Trusts and serve as collateral for the $196,090,000 in short-term floating rate notes issued and outstanding at that date.

At September 30, 2006, the Fund's residual exposure to these types of inverse floating rate securities were as follows:

 PRINCIPAL                                                                                    VALUE AS OF
   AMOUNT                                                       COUPON 1       MATURITY    SEPT. 30, 2006
----------------------------------------------------------------------------------------------------------
 $ 6,500,000      Erie County Tobacco Asset
                  Securitization Corp. RITES                       5.646%    06/01/2045    $    6,622,070
   5,400,000      Erie County Tobacco Asset
                  Securitization Corp. RITES                       5.646     06/01/2045         5,501,412
   5,750,000      L.I. Power Authority RITES                       8.095     09/01/2033         6,753,375
   7,500,000      MTA ROLs                                         7.750     11/15/2031         9,119,850
   3,460,000      MTA ROLs                                         8.250     11/15/2031         4,228,812
   2,950,000      NY Counties Tobacco Trust IV RITES               5.646     06/01/2042         3,005,401
   5,000,000      NYC GO RITES                                     6.404     08/01/2021         6,343,900
   5,000,000      NYC Municipal Water Authority ROLs               8.080     06/15/2039         6,020,300
   4,865,000      NYS HFA RITES                                    8.254     11/01/2015         5,077,211
  19,140,000      Port Authority NY/NJ RITES                       6.010     12/01/2034        21,285,403
   3,585,000      Triborough Bridge & Tunnel
                  Authority RITES                                  8.041     11/15/2032         4,170,932
   2,560,000      Triborough Bridge & Tunnel
                  Authority RITES                                  8.045     11/15/2027         3,023,411
  10,000,000      Triborough Bridge & Tunnel
                  Authority RITES                                  8.045     11/15/2032        11,634,400
   4,550,000      Triborough Bridge & Tunnel
                  Authority RITES                                  8.540     11/15/2029         5,662,293
   2,500,000      Triborough Bridge & Tunnel Authority RITES       9.104     11/15/2023         3,308,300


                  44 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

 PRINCIPAL                                                                                    VALUE AS OF
   AMOUNT                                                       COUPON 1       MATURITY    SEPT. 30, 2006
----------------------------------------------------------------------------------------------------------
$  2,500,000      Triborough Bridge & Tunnel Authority ROLs        8.080%    11/15/2032    $    2,908,600
                                                                                           ---------------
                                                                                           $  104,665,670
                                                                                           ===============

1. Represents the current interest rate for a variable rate bond known as an "inverse floater."

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
                                                                SECURITIES AND
      UNDISTRIBUTED    UNDISTRIBUTED         ACCUMULATED     OTHER INVESTMENTS
      NET INVESTMENT       LONG-TERM                LOSS    FOR FEDERAL INCOME
      INCOME                    GAIN    CARRYFORWARD 1,2          TAX PURPOSES
      ------------------------------------------------------------------------
      $ 254,218             $ 15,259                $ --          $ 59,774,478

1. During the fiscal year ended September 30, 2006, the Fund utilized $1,450,798 of capital loss carryforward to offset capital gains realized in that fiscal year.

2. During the fiscal year ended September 30, 2005, the Fund utilized $6,520 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.


                  45 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The tax character of distributions paid during the years ended September 30, 2006 and September 30, 2005 was as follows:

                                             YEAR ENDED       YEAR ENDED
                                         SEPT. 30, 2006   SEPT. 30, 2005
      ------------------------------------------------------------------
      Distributions paid from:
      Exempt-interest dividends           $  44,497,915    $  33,041,496
      Ordinary income                            20,744               --
                                          ------------------------------
      Total                               $  44,518,659    $  33,041,496
                                          ==============================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities    $ 1,079,882,585
                                        ===============

      Gross unrealized appreciation     $    60,448,555
      Gross unrealized depreciation            (674,077)
                                        ---------------
      Net unrealized appreciation       $    59,774,478
                                        ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 2006, the Fund's projected benefit obligations were increased by $4,098 and payments of $8,675 were made to retired trustees, resulting in an accumulated liability of $94,508 as of September 30, 2006.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.


                  46 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              YEAR ENDED SEPTEMBER 30, 2006    YEAR ENDED SEPTEMBER 30, 2005
                                     SHARES          AMOUNT           SHARES          AMOUNT
---------------------------------------------------------------------------------------------
CLASS A
Sold                             30,165,787   $ 389,068,133       10,610,833   $ 136,386,348
Dividends and/or
distributions reinvested          2,054,601      26,532,833        1,627,749      20,754,931
Redeemed                         (7,236,398)    (93,291,840)      (4,491,381)    (57,215,487)
                                 ------------------------------------------------------------
Net increase                     24,983,990   $ 322,309,126        7,747,201   $  99,925,792
                                 ============================================================


                  47 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST Continued

                              YEAR ENDED SEPTEMBER 30, 2006    YEAR ENDED SEPTEMBER 30, 2005
                                     SHARES          AMOUNT           SHARES          AMOUNT
---------------------------------------------------------------------------------------------
CLASS B
Sold                                776,732   $  10,032,978          317,313   $   4,053,977
Dividends and/or
distributions reinvested             55,555         717,268           61,813         787,655
Redeemed                           (418,072)     (5,377,833)        (526,394)     (6,706,954)
                                 ------------------------------------------------------------
Net increase (decrease)             414,215   $   5,372,413         (147,268)  $  (1,865,322)
                                 ============================================================

---------------------------------------------------------------------------------------------
CLASS C
Sold                              6,173,689   $  79,698,090        1,372,677   $  17,653,707
Dividends and/or
distributions reinvested            119,264       1,542,437           47,512         607,157
Redeemed                           (635,447)     (8,203,181)        (273,325)     (3,472,163)
                                 ------------------------------------------------------------
Net increase                      5,657,506   $  73,037,346        1,146,864   $  14,788,701
                                 ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2006, were as follows:

                                        PREVIOUSLY REPORTED                   RESTATED, SEE NOTE 9
                              PURCHASES               SALES         PURCHASES                SALES
---------------------------------------------------------------------------------------------------
Investment securities     $ 818,346,609       $ 544,547,315     $ 818,346,609        $ 379,991,698

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

            FEE SCHEDULE
            -----------------------------------------------
            Up to $200 million of net assets          0.60%
            Next $100 million of net assets           0.55
            Next $200 million of net assets           0.50
            Next $250 million of net assets           0.45
            Next $250 million of net assets           0.40
            Over $1 billion of net assets             0.35

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2006, the Fund paid $353,550 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.


                  48 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of up to 0.25% under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2006 for Class B and Class C shares were $1,645,598 and $1,380,126, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                          CLASS A        CLASS B        CLASS C
                           CLASS A     CONTINGENT     CONTINGENT     CONTINGENT
                         FRONT-END       DEFERRED       DEFERRED       DEFERRED
                     SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
                       RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
YEAR ENDED             DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
--------------------------------------------------------------------------------
September 30, 2006       $ 367,494       $ 10,135      $ 176,030       $ 31,646

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.


                  49 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of September 30, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
6. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      The Fund has entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $900 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (5.3315% as of September 30, 2006). The Fund pays additional fees of 0.30% per annum on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $900 million facility size.

      For the year ended September 30, 2006, the average daily loan balance was $20,394,247 at an average daily interest rate of 4.661%. The Fund had borrowings outstanding of $15,400,000 at September 30, 2006 at an interest rate of 5.3315%. The Fund had gross borrowings and gross loan repayments of $444,400,000 and $445,000,000, respectively, during the year ended September 30, 2006. The maximum amount of borrowings outstanding at any month-end during the year ended September 30, 2006 was $84,800,000. The Fund paid $91,774 in fees and $949,030 in interest during the year ended September 30, 2006.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of September 30, 2006,


                  50 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

      In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                  51 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. RESTATEMENT

Subsequent to the issuance of the September 30, 2006 financial statements, the Manager determined that transfers of certain municipal bond securities by the Fund to trusts in connection with its investment in inverse floating rate securities during the fiscal years ended September 30, 2002 through 2006, do not qualify as sales under Statement of Financial Accounting Standards No. 140, ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES, and should have been accounted for as secured borrowings. Accordingly, the Fund has restated its September 30, 2006 Statement of Investments, its September 30, 2006 Statement of Assets and Liabilities, its fiscal 2006 Statement of Operations, its fiscal 2005 and fiscal 2006 Statements of Changes in Net Assets and its fiscal 2002 through fiscal 2006 Financial Highlights. In connection with the restatement, the Fund also included a Statement of Cash Flows for its fiscal year ending September 30, 2006.

      The restatement has no effect on the Fund's previously reported net assets, net asset values per share or total return.

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2006

                                                        PREVIOUSLY REPORTED           RESTATED
------------------------------------------------------------------------------------------------
ASSETS
  Investments, at value                                     $ 1,139,657,063     $1,335,747,063
  Cost of investments                                         1,077,422,051      1,274,735,256*
  Total assets                                                1,165,467,535      1,361,557,535
LIABILITIES
  Payable for short-term floating rate notes issued                     N/A        196,090,000
  Total liabilities                                              20,099,426        216,189,426
NET ASSETS
  Accumulated net realized loss on investments                   (2,445,269)        (1,222,064)*
  Net unrealized appreciation on investments                     62,235,012         61,011,807*

*The restated amounts include an increase to "Accumulated net realized loss on investments," a decrease to "Cost of investments" and an increase to "Net unrealized appreciation on investments" in the amount of $979,287 related to reversals of gains previously realized in the Fund's fiscal years prior to 2005.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED SEPTEMBER 30, 2006

                                                        PREVIOUSLY REPORTED           RESTATED
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest                                                  $    51,949,949     $   57,535,488
  Total investment income                                        51,953,222         57,538,761
EXPENSES
  Interest expense and fees from short-term
  floating rate notes issued                                             --          5,585,539
  Total expenses                                                  8,971,662         14,557,201
  Net expenses                                                    8,970,698         14,556,237
REALIZED AND UNREALIZED GAIN
  Net realized gain on investments                               10,657,680         12,357,229
  Net change in unrealized appreciation on
  investments                                                    17,753,637         16,054,088


                  52 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS FOR THE YEARS ENDING
SEPTEMBER 30, 2006 AND 2005

OPERATIONS 2006                                         PREVIOUSLY REPORTED           RESTATED
------------------------------------------------------------------------------------------------
  Net realized gain                                         $    10,657,680     $   12,357,229
  Net change in unrealized appreciation                          17,753,637         16,054,088

OPERATIONS 2005                                         PREVIOUSLY REPORTED           RESTATED
------------------------------------------------------------------------------------------------
  Net realized loss                                         $    (8,107,100)    $   (7,604,157)
  Net change in unrealized appreciation                          30,898,772         30,395,829

FINANCIAL HIGHLIGHTS FOR THE YEARS ENDING SEPTEMBER 30,
2006, 2005, 2004, 2003 AND 2002

                      INTEREST AND                   EXPENSES AFTER
                           FEES ON                     PAYMENTS AND
                        SHORT-TERM                      WAIVERS AND   PORTFOLIO
RATIOS TO AVERAGE    FLOATING RATE      TOTAL          REDUCTION TO    TURNOVER
NET ASSETS:           NOTES ISSUED   EXPENSES    CUSTODIAN EXPENSES        RATE
--------------------------------------------------------------------------------
CLASS A
2006 Previously
       Reported                N/A       0.90%                 0.90%         66%
2006 Restated                 0.61%      1.51%                 1.51%         36%
2005 Previously
       Reported                N/A       0.93%                 0.93%         14%
2005 Restated                 0.43%      1.36%                 1.36%          8%
2004 Previously
       Reported                N/A       0.91%                 0.88%          6%
2004 Restated                 0.26%      1.17%                 1.14%          5%
2003 Previously
       Reported                N/A       0.93%                 0.93%         63%
2003 Restated                 0.26%      1.19%                 1.19%         45%
2002 Previously
       Reported                N/A       0.89%                 0.89%         73%
2002 Restated                 0.07%      0.96%                 0.96%         64%

--------------------------------------------------------------------------------
CLASS B
2006 Previously
       Reported                N/A       1.70%                 1.69%         66%
2006 Restated                 0.61%      2.31%                 2.30%         36%
2005 Previously
       Reported                N/A       1.71%                 1.71%         14%
2005 Restated                 0.43%      2.14%                 2.14%          8%
2004 Previously
       Reported                N/A       1.69%                 1.66%          6%
2004 Restated                 0.26%      1.95%                 1.92%          5%
2003 Previously
       Reported                N/A       1.71%                 1.71%         63%
2003 Restated                 0.26%      1.97%                 1.97%         45%
2002 Previously
       Reported                N/A       1.66%                 1.66%         73%
2002 Restated                 0.07%      1.73%                 1.73%         64%


                  53 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. RESTATEMENT Continued

FINANCIAL HIGHLIGHTS FOR THE YEARS ENDING SEPTEMBER 30,
2006, 2005, 2004, 2003 AND 2002 Continued

                      INTEREST AND                   EXPENSES AFTER
                           FEES ON                     PAYMENTS AND
                        SHORT-TERM                      WAIVERS AND   PORTFOLIO
RATIOS TO AVERAGE    FLOATING RATE      TOTAL          REDUCTION TO    TURNOVER
NET ASSETS:           NOTES ISSUED   EXPENSES    CUSTODIAN EXPENSES        RATE
--------------------------------------------------------------------------------
CLASS C
2006 Previously
       Reported                N/A       1.66%                 1.66%         66%
2006 Restated                 0.61%      2.27%                 2.27%         36%
2005 Previously
       Reported                N/A       1.70%                 1.70%         14%
2005 Restated                 0.43%      2.13%                 2.13%          8%
2004 Previously
       Reported                N/A       1.69%                 1.66%          6%
2004 Restated                 0.26%      1.95%                 1.92%          5%
2003 Previously
       Reported                N/A       1.72%                 1.72%         63%
2003 Restated                 0.26%      1.98%                 1.98%         45%
2002 Previously
       Reported                N/A       1.66%                 1.66%         73%
2002 Restated                 0.07%      1.73%                 1.73%         64%

While the Statements of Assets and Liabilities as of September 30, 2005, 2004, 2003 and 2002 (not included herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments at value and to add a liability for short-term floating rate notes issued by corresponding amounts at each year end, with no resulting effect on previously reported Fund net assets. While the Statements of Operations for the years ended September 30, 2005, 2004, 2003 and 2002 (not included herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, with no effect on the previously reported net increase in net assets resulting from operations.


                  54 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS:

We have audited the accompanying statement of assets and liabilities of Oppenheimer AMT-Free New York Municipals, including the statement of investments, as of September 30, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer AMT-Free New York Municipals as of September 30, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

      As discussed in Notes 1, 3 and 9, the Fund has restated its financial statements and financial highlights as of and for the year ended September 30, 2006.


KPMG LLP

Denver, Colorado

November 15, 2006 (Except for the Statement of Cash Flows and Notes 1, 3 and 9, for which the date is January 22, 2007)


                  55 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the fiscal year ended September 30, 2006 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  56 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                  57 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE         PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER
FUND, LENGTH OF SERVICE, AGE            TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX
                                        CURRENTLY OVERSEEN
INDEPENDENT                             THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY,
TRUSTEES                                CENTENNIAL, COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE
                                        TERM, OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,                     Director of American Commercial Lines (barge company) (since January
Chairman of the Board                   2005); Attorney at Hogan & Hartson (law firm) (since June 1993); Director
of Trustees (since 2003);               of Covanta Holding Corp. (waste-to-energy company) (since 2002); Director
Trustee (since 1993)                    of Weyerhaeuser Corp. (1999-April 2004); Director of Caterpillar, Inc.
Age: 75                                 (1993-December 2002); Director of ConAgra Foods (1993-2001); Director of
                                        Texas Instruments (1993-2001); Director of FMC Corporation (1993-2001).
                                        Oversees 45 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                        Trustee of the Committee for Economic Development (policy research
Trustee (since 2005)                    foundation) (since 2005); Director of ICI Education Foundation (education
Age: 65                                 foundation) (October 1991-August 2006); President of the Investment
                                        Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June
                                        2004). Oversees 45 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                        A director or trustee of other Oppenheimer funds. Oversees 55 portfolios
Trustee (since 1993)                    in the OppenheimerFunds complex.
Age: 73

PHILLIP A. GRIFFITHS,                   Distinguished Presidential Fellow for International Affairs (since 2002)
Trustee (since 1999)                    and Member (since 1979) of the National Academy of Sciences; Council on
Age: 68                                 Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision medical equipment supplier) (since 2001); Senior Advisor of The Andrew W.
                                        Mellon Foundation (since 2001); Chair of Science Initiative Group (since
                                        1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004);
                                        Director of Bankers Trust New York Corporation (1994-1999); Provost at
                                        Duke University (1983-1991). Oversees 45 portfolios in the
                                        OppenheimerFunds complex.

MARY F. MILLER,                         Trustee of the American Symphony Orchestra (not-for-profit) (since October
Trustee (since 2004)                    1998); and Senior Vice President and General Auditor of American Express
Age: 64                                 Company (financial services company) (July 1998-February 2003). Oversees
                                        45 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                         Director of Columbia Equity Financial Corp. (privately-held financial
Trustee (since 2002)                    adviser) (since 2002); Managing Director of Carmona Motley, Inc.
Age: 54                                 (privately-held financial adviser) (since January 2002); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial adviser) (January
                                        1998-December 2001); Member of the Finance and Budget Committee of the
                                        Council on Foreign Relations, the Investment Committee of the Episcopal
                                        Church of America, the Investment Committee and Board of Human Rights
                                        Watch and the Investment Committee of Historic Hudson Valley. Oversees 45
                                        portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,                     Director of Dominion Resources, Inc. (electric utility holding company)
Trustee (since 1984)                    (February 1972-October 2005); Former Director of Prime Retail, Inc. (real
Age: 79                                 estate investment trust), Dominion Energy Inc. (electric power and oil &
                                        gas producer), Lumberman's Mutual Casualty Company, American Motorists
                                        Insurance Company and American Manufacturers Mutual Insurance Company;
                                        Former President and Chief


                  58 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

KENNETH A. RANDALL,                     Executive Officer of The Conference Board, Inc. (international economic
Continued                               and business research). Oversees 45 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,               Chairman of The Directorship Search Group, Inc. (corporate governance
Trustee (since 1989)                    consulting and executive recruiting) (since 1993); Life Trustee of
Age: 74                                 International House (non-profit educational organization); Founder,
                                        Chairman and Chief Executive Officer of Russell Reynolds Associates, Inc.
                                        (1969-1993); Banker at J.P. Morgan & Co. (1958-1966); 1st Lt. Strategic
                                        Air Command, U.S. Air Force (1954-1958). Oversees 45 portfolios in the
                                        OppenheimerFunds complex.

JOSEPH M. WIKLER,                       Director of the following medical device companies: Medintec (since 1992)
Trustee (since 2005)                    and Cathco (since 1996); Director of Lakes Environmental Association
Age: 65                                 (since 1996); Member of the Investment Committee of the Associated Jewish
                                        Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 45 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                          President of Wold Oil Properties, Inc. (oil and gas exploration and
Trustee (since 2005)                    production company) (since 1994); Vice President, Secretary and Treasurer
Age: 58                                 of Wold Trona Company, Inc. (soda ash processing and production) (since
                                        1996); Vice President of Wold Talc Company, Inc. (talc mining) (since
                                        1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since
                                        1979); Director and Chairman of the Denver Branch of the Federal Reserve
                                        Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees ). Oversees 45 portfolios in the
                                        OppenheimerFunds complex.

BRIAN F. WRUBLE,                        General Partner of Odyssey Partners, L.P. (hedge fund) (since September
Trustee (since 2005)                    1995); Director of Special Value Opportunities Fund, LLC (registered
Age: 63                                 investment company) (since September 2004); Member of Zurich Financial
                                        Investment Advisory Board (insurance) (since October 2004); Board of
                                        Governing Trustees of The Jackson Laboratory (non-profit) (since August
                                        1990); Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Special Limited Partner of Odyssey Investment
                                        Partners, LLC (private equity investment) (January 1999-September 2004);
                                        Trustee of Research Foundation of AIMR (2000-2002) (investment research, non-profit); Governor, Jerome Levy Economics Institute of Bard College
                                        (August 1990-September 2001) (economics research); Director of Ray &
                                        Berendtson, Inc. (May 2000-April 2002) (executive search firm). Oversees
                                        55 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE AND                  THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY
OFFICER                                 STREET, 11TH FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A
                                        TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT,
                                        DEATH OR REMOVAL AND AS AN OFFICER FOR AN ANNUAL TERM, OR UNTIL HIS
                                        RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED
                                        TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS
                                        AFFILIATES.

JOHN V. MURPHY,                         Chairman, Chief Executive Officer and Director (since June 2001) and
Trustee and President and               President (since September 2000) of the Manager; President and a director
Principal Executive Officer             or trustee of other Oppenheimer funds; President and Director of
(since 2001)                            Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding
Age: 57                                 company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds
                                        Distributor, Inc. (subsidiary of the Manager) (since November 2001);
                                        Chairman and Director of Shareholder Services, Inc. and of Shareholder
                                        Financial Services, Inc. (transfer agent subsidiaries of the Manager)
                                        (since July 2001); President and Director of OppenheimerFunds Legacy
                                        Program (charitable trust program established by the Manager) (since July
                                        2001); Director of the following investment advisory subsidiaries of the
                                        Manager: OFI Institutional Asset Management, Inc., Centennial Asset
                                        Management Corporation, Trinity


                  59 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JOHN V. MURPHY,                         Investment Management Corporation and Tremont Capital Management, Inc.
Continued                               (since November 2001), HarbourView Asset Management Corporation and OFI
                                        Private Investments, Inc. (since July 2001); President (since November 1,
                                        2001) and Director (since July 2001) of Oppenheimer Real Asset Management,
                                        Inc.; Executive Vice President of Massachusetts Mutual Life Insurance
                                        Company (OAC's parent company) (since February 1997); Director of DLB
                                        Acquisition Corporation (holding company parent of Babson Capital
                                        Management LLC) (since June 1995); Member of the Investment Company
                                        Institute's Board of Governors (since October 3, 2003); Chief Operating
                                        Officer of the Manager (September 2000-June 2001); President and Trustee
                                        of MML Series Investment Fund and MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life
                                        Insurance Company (September 1999-August 2000); President, Chief Executive
                                        Officer and Director of MML Bay State Life Insurance Company (September
                                        1999-August 2000); Director of Emerald Isle Bancorp and Hibernia Savings
                                        Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June
                                        1998). Oversees 92 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                          THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR
OF THE FUND                             MESSRS. ZACK, GILLESPIE AND MS. BLOOMBERG , TWO WORLD FINANCIAL CENTER,
                                        225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY,
                                        WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL,
                                        COLORADO 80112-3924 AND FOR MESSRS. FIELDING, LOUGHRAN, COTTIER AND
                                        WILLIS, 350 LINDEN OAKS, ROCHESTER, NY 14625. EACH OFFICER SERVES FOR AN
                                        INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR
                                        REMOVAL.

RONALD H. FIELDING,                     Senior Vice President of the Manager (since January 1996); Chairman of the
Vice President (since 2002)             Rochester Division of the Manager (since January 1996); an officer of 18
Age: 57                                 portfolios in the OppenheimerFunds complex.

DANIEL G. LOUGHRAN,                     Vice President of the Manager since (April 2001). An officer of 18
Vice President and Portfolio            portfolios in the OppenheimerFunds complex.
Manager (since 2005)
Age: 43

SCOTT S. COTTIER,                       Vice President of the Manager (since 2002); portfolio manager and trader
Vice President and Portfolio            at Victory Capital Management (1999-2002); an officer of 18 portfolios in
Manager (since 2005)                    the OppenheimerFunds complex.
Age: 35

TROY E. WILLIS,                         Assistant Vice President of the Manager (since 2005); corporate attorney
Vice President and Portfolio            for Southern Resource Group (1999-2003). An officer of 18 portfolios in
Manager (since 2005)                    the OppenheimerFunds complex.
Age: 34

MARK S. VANDEHEY,                       Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and Chief                March 2004); Vice President of OppenheimerFunds Distributor, Inc.,
Compliance Officer                      Centennial Asset Management Corporation and Shareholder Services, Inc.
(since 2004)                            (since June 1983). Former Vice President and Director of Internal Audit of
Age: 56                                 the Manager (1997-February 2004). An officer of 92 portfolios in the
                                        OppenheimerFunds complex.

BRIAN W. WIXTED,                        Senior Vice President and Treasurer of the Manager (since March 1999);
Treasurer and Principal                 Treasurer of the following: HarbourView Asset Management Corporation,
Financial and Accounting                Shareholder Financial Services, Inc., Shareholder Services, Inc.,
Officer (since 1999)                    Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership
Age: 47                                 Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since
                                        March 2000), OppenheimerFunds International Ltd. (since May 2000),
                                        OppenheimerFunds plc (since May 2000), OFI Institutional Asset


                  60 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

BRIAN W. WIXTED,                        Management, Inc. (since November 2000), and OppenheimerFunds Legacy
Continued                               Program (charitable trust program established by the Manager) (since June
                                        2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management
                                        Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program
                                        (April 2000-June 2003); Principal and Chief Operating Officer of Bankers
                                        Trust Company-Mutual Fund Services Division (March 1995-March 1999). An
                                        officer of 92 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                      Assistant Vice President of the Manager (since August 2002);
Assistant Treasurer                     Manager/Financial Product Accounting of the Manager (November 1998-July
(since 2004)                            2002). An officer of 92 portfolios in the OppenheimerFunds complex.
Age: 36

BRIAN C. SZILAGYI,                      Assistant Vice President of the Manager (since July 2004); Director of
Assistant Treasurer                     Financial Reporting and Compliance of First Data Corporation (April
(since 2005)                            2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May
Age: 36                                 2001-March 2003); Director of Mutual Fund Operations at American Data
                                        Services, Inc. (September 2000-May 2001). An officer of 92 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                         Executive Vice President (since January 2004) and General Counsel (since
Secretary (since 2001)                  March 2002) of the Manager; General Counsel and Director of the
Age: 58                                 Distributor (since December 2001); General Counsel of Centennial Asset
                                        Management Corporation (since December 2001); Senior Vice President and
                                        General Counsel of HarbourView Asset Management Corporation (since
                                        December 2001); Secretary and General Counsel of OAC (since November
                                        2001); Assistant Secretary (since September 1997) and Director (since
                                        November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds
                                        plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc.
                                        (since December 2002); Director of Oppenheimer Real Asset Management, Inc.
                                        (since November 2001); Senior Vice President, General Counsel and Director
                                        of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
                                        (since December 2001); Senior Vice President, General Counsel and Director
                                        of OFI Private Investments, Inc. and OFI Trust Company (since November
                                        2001); Vice President of OppenheimerFunds Legacy Program (since June
                                        2003); Senior Vice President and General Counsel of OFI Institutional
                                        Asset Management, Inc. (since November 2001); Director of OppenheimerFunds
                                        (Asia) Limited (since December 2003); Senior Vice President (May
                                        1985-December 2003), Acting General Counsel (November 2001-February 2002)
                                        and Associate General Counsel (May 1981-October 2001) of the Manager;
                                        Assistant Secretary of the following: Shareholder Services, Inc. (May
                                        1985-November 2001), Shareholder Financial Services, Inc. (November
                                        1989-November 2001), and OppenheimerFunds International Ltd. (September
                                        1997-November 2001). An officer of 92 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                       Vice President (since June 1998) and Senior Counsel and Assistant
Assistant Secretary                     Secretary (since October 2003) of the Manager; Vice President (since 1999)
(since 2001)                            and Assistant Secretary (since October 2003) of the Distributor; Assistant
Age: 41                                 Secretary of Centennial Asset Management Corporation (since October 2003);
                                        Vice President and Assistant Secretary of Shareholder Services, Inc.
                                        (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and
                                        Shareholder Financial Services, Inc. (since December 2001); Assistant
                                        Counsel of the Manager (August 1994-October 2003). An officer of 92 portfolios in the OppenheimerFunds complex.


                  61 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

TRUSTEES AND OFFICERS  Continued
--------------------------------------------------------------------------------

LISA I. BLOOMBERG,                      Vice President and Associate Counsel of the Manager (since May 2004);
Assistant Secretary                     First Vice President (April 2001-April 2004), Associate General Counsel
(since 2004)                            (December 2000-April 2004), Corporate Vice President (May 1999-April 2001)
Age: 38                                 and Assistant General Counsel (May 1999-December 2000) of UBS Financial
                                        Services Inc. (formerly, PaineWebber Incorporated). An officer of 92 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,                   Senior Vice President and Deputy General Counsel of the Manager (since
Assistant Secretary                     September 2004); Mr. Gillespie held the following positions at Merrill
(since 2004)                            Lynch Investment Management: First Vice President (2001-September 2004);
Age: 42                                 Director (2000-September 2004) and Vice President (1998-2000). An officer of 92 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                  62 | OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $29,000 in fiscal 2006 and $28,000 in fiscal 2005.

(b)      Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $169,654 in fiscal 2006 and $156,805 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  Internal control reviews

(c)      Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $1,536 in fiscal 2006 and $5,000 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  preparation of form 5500.

(d)      All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed $512 for fiscal 2006 and no such fees for fiscal 2005.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

         The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

         Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

         (2) 100%

(f)      Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $155,848 in fiscal 2006 and $161,805 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to

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         non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)      No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

         o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

         o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

         o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

         o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11.  CONTROLS AND PROCEDURES.

The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of January 19, 2007, which is a date within 90 days of the filing date of this amended report on Form N-CSR/A, that, as of said date, the design and operation of such controls and procedures are effective to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (i) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (ii) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

Subsequent to the issuance of the registrant's financial statements for its fiscal year ended September 30, 2006, and prior to the evaluation of its internal controls in connection with the certifications in this report, the registrant's management became aware that other investment companies (not affiliated with the registrant) that invested in certain municipal securities referred to as "inverse floaters" and that had transferred certain municipal bonds to special purpose trusts for the purpose of investing in such inverse floaters, accounting for such transfers as "sales" in accordance with common practice in the mutual fund industry, had restated their financial statements to apply the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," ("FAS 140") to the transfers of such municipal bonds in connection with their investments in inverse floaters, in response to comments by their independent public accountants about the sale accounting treatment that had previously been applied by such investment companies to such transfers. As of and prior to September 30, 2006, the registrant's fiscal year end, the registrant had likewise accounted for such transfers as "sales." Registrant's management notes that other investment companies that invested in similar securities over the same time periods had been accounting for such transfers in a similar manner as the registrant. After a review of this treatment with the registrant's independent public accountants, registrant applied FAS 140 to such transfers and restated its financial statements for the fiscal year ended September 30, 2006.

Since September 30, 2006, and prior to the registrant's restatement of its financial statements for the fiscal year ended September 30, 2006, and prior to the evaluation by registrant's officers of the design and operation of the registrant's disclosure controls and procedures as of January 19, 2007, the operation of registrant's disclosure controls and procedures and its controls and procedures over financial reporting were modified to enhance the review and analysis of the relevant terms and conditions for transfers of securities in connection with inverse floating rate obligations.

Management of the registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the registrant's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, including changes in accoounting principals or the interpretations thereof, or that the degree of compliance with the policies or procedures may deteriorate over time.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned duties, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The registrant's independent public accountants have advised the registrant that its policies and procedures related to the review and analysis of the relative terms and conditions of certain transfers of securities were not effective in appropriately determining whether the transfers qualified for sale accounting under the provisions of FAS 140. The control deficiency was described by the independent auditors as a material weakness in internal control over financial reporting as of September 30, 2006. However, it is registrant's management view that at the time sale accounting treatment was applied to such transfers, registrant believed that treatment was correct and in accordance with accounting practices followed in the mutual fund industry with respect to such transfers, as reported in such funds' audited financial statements. Registrant's management also noted that the restatement of the registrant's financial statements did not impact the net asset values of the registrant's shares or the registrant's total returns for any period.

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this restated report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting. However, as discussed above, subsequent to September 30, 2006, the registrant revised and enhanced controls over the application of Statement of Financial Standards No. 140.

ITEM 12.  EXHIBITS.

(a)      (1) Exhibit attached hereto.

         (2) Exhibits attached hereto.

         (3) Not applicable.

(b)      Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer AMT-Free New York Municipals

By:      /s/ John V. Murphy
         ------------------
         John V. Murphy
         Principal Executive Officer
Date:    January 25, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ John V. Murphy
         ------------------
         John V. Murphy
         Principal Executive Officer
Date:    January 25, 2007

By:      /s/ Brian W. Wixted
         -------------------
         Brian W. Wixted
         Principal Financial Officer
Date:    January 25, 2007